              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2005-2

                          $[1,164,676,000](Approximate)

             Expected Investor Settlement Date: February [28], 2005

                            TERM SHEET ~ Version 1.0
                                February 8, 2005

                           DLJ Mortgage Capital, Inc.
                                     Seller

                        Select Portfolio Servicing, Inc.
                           Washington Mutual Bank, FA
                                  IndyMac Bank.
                                    Servicers

                             Wells Fargo Bank, N.A.
       Master Servicer, Trust Administrator, Servicer and Back-up Servicer

                           Wilshire Credit Corporation
                                Special Servicer

                         U.S. Bank National Association
                                     Trustee

                         Credit Suisse First Boston LLC
                                   Underwriter

CREDIT SUISSE        Adjustable Rate Mortgage Trust 2005-2      February 8, 2005
FIRST BOSTON                       TERM SHEET                     (212) 538-3831

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                   PRICING EST1IMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the
"Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the
Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates'
characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the
Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the
Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus /
prospectus supplement.

                                                                               1

    Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2

              Offered Certificates: $[1,164,676,000] (Approximate)

--------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
              Original                 Avg. Life  Prin. Window                       Pricing     Proj.                Exp'd
              Balance       Initial    Call/Mat.    Call/Mat.                       Speed and    Net        W.A.     Rating4
 Class        (+/-5%)      Coupon (%) (Years)1    (Months)2          Type          Assumption    Margin3    MTR     S&P/Moody's
--------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
 1-A-1     $[71,840,000]  [4.5404]5   [1.81/1.81]  [1-35/1-35]    Sen/WAC/PT         25 CPB      [2.094]%   [32]      AAA/Aaa
 2-A-1     $[140,070,000] [4.9568]6   [2.51/2.51]  [1-58/1-59]    Sen/WAC/PT         25 CPB      [2.067]%   [57]      AAA/Aaa
 3-A-1     $[69,790,000]   [4.9879]7  [2.52/2.85]  [1-58/1-83]    Sen/WAC/PT         25 CPB      [2.065]%   [81]      AAA/Aaa
 4-A-1     $[102,640,000]  [4.6217]8  [1.72/1.72]  [1-35/1-35]    Sen/WAC/PT         25 CPB      [2.077]%   [30]      AAA/Aaa
 5-A-1     $[188,960,000]  [5.0866]9  [2.51/2.51]  [1-58/1-59]    Sen/WAC/PT         25 CPB      [2.090]%   [58]      AAA/Aaa
6-A-1-1    $[100,500,000]   [TBD]10   [2.29/2.49] [1-77/1-168] SuperSen/Floater     30 CPR      [2.990]%   [26]       AAA/Aaa
6-A-1-2    $[11,200,000]    [TBD]11   [2.29/2.49] [1-77/1-168] SenSupport/Floater    30 CPR      [2.990]%   [26]      AAA/Aaa
 6-A-2     $[262,200,000]   [TBD]12   [2.29/2.49] [1-77/1-169]    Sen/Floater        30 CPR      [2.997]%   [25]      AAA/Aaa
 6-A-3     $[133,670,000]   [TBD]13   [2.32/2.55] [1-77/1-171]    Sen/WAC/PT         20 CPR      [2.105]%   [24]      AAA/Aaa
   AR          $[50]        [TBD]14      [TBD]        [TBD]      Sen/Residual         [NA]         [NA]    [TBD]       AAA/NR
  AR-L         $[50]        [TBD]14      [TBD]        [TBD]      Sen/Residual         [NA]         [NA]    [TBD]       AAA/NR
--------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------

certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

-----------------------------

1    The weighted  average  lives with respect to the Group 1, Group 2, Group 3,
     Group 4 and Group 5 Certificates  will be calculated to 'Call' assuming the
     10%  optional  termination  is  exercised  and all  loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their
     initial  reset  date;  in  both  cases   assuming  the  Pricing  Speed  and
     Assumptions  stated above.  The weighted  average lives with respect to the
     Group 6 Certificates assumes no application of cross-collateralization from
     Group 4 and Group 5.

2    The principal  windows with respect to the Group 1, Group 2, Group 3, Group
     4 and Group 5  Certificates  will be calculated to 'Call'  assuming the 10%
     optional  termination  is exercised and all loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated
     above.  The  principal  window  with  respect  to the Group 6  Certificates assumes no application of cross-collateralization from Group 4 and Group 5.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 1, Group 2,  Group 3,  Group 4, Group 5 and Group 6  Certificates
     (as  defined  herein,  and  other  than the  Class AR and  Class  AR-L) are expected  to be rated by  Standard & Poor's  Ratings  Services  ("S&P") and
     Moody's Investors Service,  Inc.  ("Moody's").  The Class AR and Class AR-L
     Certificates are expected to be rated by S&P.

5    The initial  pass-through rate on the Class 1-A-1  Certificates is expected to be approximately [4.5404]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 1-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6    The initial  pass-through rate on the Class 2-A-1  Certificates is expected to be approximately [4.9568]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 2-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7    The initial  pass-through rate on the Class 3-A-1  Certificates is expected to be approximately [4.9879]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 3-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

8    The initial  pass-through rate on the Class 4-A-1  Certificates is expected to be approximately [4.6217]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 4-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 4 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay).

9    The initial  pass-through rate on the Class 5-A-1  Certificates is expected to be approximately [5.0866]% per annum. After the first distribution date, the per annum  pass-through rate on the Class 5-A-1 Certificates will equal the  weighted  average  of the net  interest  rates on the group 5 mortgage loans minus 0.02% per annum (30/360 accrual basis, 24 day delay).

10   The initial pass-through rate on the Class 6-A-1-1 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  6-A-1-1  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 6 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the  group  6A,  group 6B and group 6C  mortgage  loans  the Class  6-A-1-1 certificate margin will increase to [TBD]%.

11   The initial pass-through rate on the Class 6-A-1-2 Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class  6-A-1-2  Certificates  will equal the  least of (i) the sum of  one-month  LIBOR for that  distribution date  plus  [TBD]%,  (ii) the  related  group 6 net  funds  cap,  and (iii)
     [11.00]% (ACT/360,  0 day delay).  After the optional  termination date for the  group  6A,  group 6B and group 6C  mortgage  loans  the Class  6-A-1-2 certificate margin will increase to [TBD]%.

12   The initial  pass-through rate on the Class 6-A-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 6 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     6A, group 6B and group 6C mortgage loans the Class 6-A-2 certificate margin will increase to [TBD]%.

13   The initial  pass-through rate on the Class 6-A-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-A-3 Certificates will equal the  weighted  average of the net  interest  rates on the group 6C mortgage loans less 0.80% (30/360 accrual basis, 24 day delay).

14   The initial  pass-through  rate on the Class AR Certificates and Class AR-L
     Certificates is expected to be  approximately  [TBD]% per annum.  After the first  distribution  date, the per annum  pass-through rate on the Class AR
     Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis,
     24 day delay).

                                                                               2

           Adjustable Rate Mortgage-Backed Pass-Through Certificates,
                                  Series 2005-2

                          Offered Certificates (cont.)

------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
            Original                 Avg. Life  Prin. Window                       Pricing     Proj.                Exp'd
            Balance       Initial    Call/Mat.    Call/Mat.                       Speed and    Net        W.A.     Rating4
 Class      (+/-5%)      Coupon (%) (Years)1    (Months)2          Type          Assumption    Margin3    MTR     S&P/Moody's
------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
  6-M-1   $[38,070,000] [TBD]11      [4.44/4.77] [38-77/38-123]  Sub/Floater       30 CPR      [2.684]%    [19]    [AA]/[Aa2]
  6-M-2   $[10,150,000] [TBD]12      [4.36/4.43]  [37-77/37-90]  Sub/Floater       30 CPR      [2.684]%    [19]     [A]/[A2]
  6-M-3    $[5,360,000] [TBD]13      [3.95/3.95]  [37-68/37-68]  Sub/Floater       30 CPR      [2.684]%    [19]   [BBB+]/[Baa1]
  6-M-4    $[2,811,000] [TBD]14      [3.21/3.21]  [37-46/37-46]  Sub/Floater       30 CPR      [2.684]%    [19]   [BBB]/[Baa2]
  C-B-1   $[15,840,000] [4.8912]15   [3.78/3.87]   [1-58/1-83]    Sub/WAC/PT       25 CPB      [2.090]%    [52]       [TBD]
  C-B-2    $[7,310,000] [4.8912]9    [3.78/3.87]   [1-58/1-83]    Sub/WAC/PT       25 CPB      [2.090]%    [52]       [TBD]
  C-B-3    $[4,265,000] [4.8912]9    [3.78/3.87]   [1-58/1-83]    Sub/WAC/PT       25 CPB      [2.090]%    [52]       [TBD]
-------- -------------- ----------- ------------- -------------  ------------- -------------- ---------- -------- ----------------

                            Non-Offered Certificates

------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
            Original                 Avg. Life  Prin. Window                       Pricing     Proj.                Exp'd
            Balance       Initial    Call/Mat.    Call/Mat.                       Speed and    Net        W.A.     Rating4
 Class      (+/-5%)      Coupon (%) (Years)1    (Months)2          Type          Assumption    Margin3    MTR     S&P/Moody's
------- --------------- ----------- ----------- ------------ ------------------ -------------- --------- ------- ---------------
  C-B-4  $[3,655,000]   [4.8912]9   [3.78/3.87]  [1-58/1-83]      Sub/WAC/PT       25 CPR      [2.047]%    [47]      [TBD]
  C-B-5  $[3,045,000]   [4.8912]9   [3.78/3.87]  [1-58/1-83]      Sub/WAC/PT       25 CPR      [2.047]%    [47]      [TBD]
  C-B-6  $[1,828,847]   [4.8912]9   [3.78/3.87]  [1-58/1-83]      Sub/WAC/PT       25 CPR      [2.047]%    [47]      NR/NR
   6-X       $[0]          N/A          N/A          N/A           Residual         N/A           N/A      N/A       NR/NR
    P       $[0]10         N/A          N/A          N/A           Residual         N/A           N/A      N/A       NR/NR
-------- -------------- ----------- ------------ ------------ ----------------- ------------- ---------- -------- --------------

1    The weighted average lives with respect to the Class C-B Certificates  will be calculated to 'Call' assuming the 10% optional  termination is exercised and all loans  pay down on their  initial  reset  date;  and to  'Maturity'
     assuming  all loans pay down on their  initial  reset  date;  in both cases assuming  the Pricing  Speed and  Assumptions  stated  above.  The weighted average  lives  with  respect  to  the  Group  6  Certificates  assumes  no application of cross-collateralization from Group 4 and Group 5.

2    The principal  windows with respect to the Class C-B  Certificates  will be calculated to 'Call' assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to 'Maturity'  assuming all loans pay down on their initial reset date; in both cases  assuming the
     Pricing  Speed and  Assumptions  stated above.  The  principal  window with
     respect   to  the  Group  6   Certificates   assumes  no   application   of
     cross-collateralization from Group 4 and Group 5.

3    Based on weighted average  information on the assumed  collateral as of the
     Cut-off Date.

4    The Group 6 Subordinate  Certificates and the Class C-B Certificates  (each as defined  herein,  and other than the Class  C-B-6  Certificates)  may be rated by one or more rating agencies.

5    The initial  pass-through rate on the Class 6-M-1  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 6 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     6A, 6B and group 6C mortgage loans the Class 6-M-1 certificate  margin will increase to [TBD]%.

6    The initial  pass-through rate on the Class 6-M-2  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 6 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     6A, 6B and group 6C mortgage loans the Class 6-M-2 certificate  margin will increase to [TBD]%.

7    The initial  pass-through rate on the Class 6-M-3  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 6 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     6A, 6B and group 6C mortgage loans the Class 6-M-3 certificate  margin will increase to [TBD]%.

8    The initial  pass-through rate on the Class 6-M-4  Certificates is expected to be approximately  [TBD]% per annum.  After the first  distribution date, the per annum  pass-through rate on the Class 6-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus
     [TBD]%,  (ii)  the  related  group 6 net  funds  cap,  and  (iii)  [11.00]%
     (ACT/360,  0 day delay).  After the optional termination date for the group
     6A, group 6B and group 6C mortgage loans the Class 6-M-4 certificate margin will increase to [TBD]%.

9    The initial  pass-through rate on the Class C-B Certificates is expected to be approximately  [4.8912]% per annum.  After the first  distribution date, the per annum  pass-through  rate on the Class C-B Certificates  will equal the  weighted  average of the net  interest  rates on the group 1, group 2, group 3, group 4 and group 5 mortgage  loans (less  [0.02]% for the group 4 and  group 5  mortgage  loans),  as  further  described  in the  prospectus supplement (30/360 accrual basis, 24 day delay).

10   The Class P  Certificates  will receive  prepayment  penalty  premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

                                                                               3

I. SUMMARY

TITLE OF SERIES

     Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-2.

DEPOSITOR

     Credit Suisse First Boston Mortgage Securities Corp.

SELLER

     DLJ Mortgage Capital, Inc.

SERVICERS

     Select Portfolio Servicing, Inc. ("SPS") (see "SPS servicing risk" herein),
     Washington Mutual Bank FA, IndyMac Bank and Wells Fargo Bank N.A.,  ("Wells
     Fargo").

BACK-UP SERVICER

     Wells Fargo Bank,  N.A.  (only with  respect to the  SPS-serviced  mortgage loans).

SPECIAL SERVICER

     Wilshire Credit Corporation.

MASTER SERVICER

     Wells Fargo Bank, N.A.

TRUSTEE

     U.S. Bank National Association.

TRUST ADMINISTRATOR

     Wells Fargo Bank, N.A.

MORTGAGE POOL

     [4,075] adjustable-rate  mortgage loans with an aggregate principal balance of  approximately  $[1,173,205,400.26]  as of the cut-off date,  secured by first liens on one- to four-family residential properties. Generally, after the  initial  fixed rate  period,  the  interest  rate and  payment for the mortgage  loans adjust  semi-annually  or annually based on an index plus a margin.  The  mortgage  pool  consists of eight  groups of mortgage  loans.
     Groups 1 and 4 are  generally  comprised of mortgage  loans with an initial fixed  rate  period  of 2 or 3 years,  Groups  2 and 5 are  each  generally comprised of mortgage  loans with an initial  fixed rate period of 5 years,
     Group 3 is generally comprised of mortgage loans with an initial fixed rate period  of 7  years,  Groups  6A and 6B are  each  generally  comprised  of mortgage loans with an initial fixed rate period of six months,  1, 2, 3 or
     5 years, Group 6C is generally  comprised of mortgage loans with an initial fixed rate period of six months.

     ----------- ------------------------ ------------------------------
     Designation Number of Mortgage Loans Cut-off Date Principal Balance
     ----------- ------------------------ ------------------------------
     Group 1                  [145]                $[76,341,515.93]
     Group 2                  [268]               $[148,856,058.05]
     Group 3                  [199]                $[75,165,088.88]
     Group 4                  [542]               $[109,074,733.95]
     Group 5                 [1027]               $[200,806,450.27]
     Group 6A                 [600]               $[124,164,554.48]
     Group 6B                 [850]               $[291,344,029.91]
     Group 6C                 [444]               $[148,452,968.79]
     ----------- ------------------------ ------------------------------

     Approximately [76.52]%,  [75.71]%,  [65.09]%, [76.55]%, [70.63]%, [53.08]%,
     [51.92]%  and  [92.33]% of the groups 1, 2, 3, 4, 5, 6A, 6B and 6C mortgage loans, respectively,  do not provide for any payments of principal prior to their first  adjustment date, or, with respect to certain group 6B mortgage loans,  three  years  from the date of  origination,  or,  with  respect to certain groups 1, 4, 6A, 6B and 6C mortgage loans, five years from the date of  origination,  or, with respect to certain  groups 1, 2, 3, 4, 5, 6A, 6B and 6C mortgage loans, ten years from the date of origination.

     Information  contained  herein  reflects  the February 1, 2005 cut-off date scheduled balances.  Collateral information contained herein is indicative.
     On the closing date, the aggregate  principal balance of the mortgage loans in loan  groups 1, 2, 3, 4, 5, 6A, 6B and 6C,  along  with any  amounts  on deposit  in the  prefunding  account,  will equal the  aggregate  principal balance  of the Groups 1, 2, 3, 4, 5 and 6  Certificates  and the Class C-B
     Certificates.  For further collateral information, see "Collateral Summary"
     and  "Collateral  Details"  herein.  ertificates.  For  further  collateral information, see "Collateral Summary" and "Collateral Details" herein.

                                                                               4

[PREFUNDING AMOUNT]

     [Approximately [10%]].

[CAPITALIZED INTEREST ACCOUNT]

     [TBD]

CUT-OFF DATE

     February 1, 2005.

CLOSING DATE

     On or about February 25, 2005.

INVESTOR SETTLEMENT DATE

     On or about February 28, 2005.

DISTRIBUTION DATES

     On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in March 2005.

SCHEDULED FINAL DISTRIBUTION DATE

     The  distribution  date in June 2035.  The actual final  distribution  date could be substantially earlier.

MATURITY DATE

     June 25, 2035.

OFFERED CERTIFICATES

     Class  1-A-1,   Class  AR  and  Class  AR-L   Certificates  (the  "Group  1
     Certificates"),

     Class 2-A-1 Certificates (the "Group 2 Certificates"),

     Class 3-A-1 Certificates (the "Group 3 Certificates"),

     Class 4-A-1 Certificates (the "Group 4 Certificates"),

     Class 5-A-1 Certificates (the "Group 5 Certificates"),

     Class   6-A-1-1  and  Class   6-A-1-2   Certificates   (the  "Group   6-A-1
     Certificates"),

     The Group  6-A-1  Certificates,  Class 6-A-2  Certificates  and Class 6-A-3
     Certificates (the "Group 6 Senior Certificates"),

     Class 6-M-1,  Class 6-M-2,  Class 6-M-3 and Class 6-M-4  Certificates  (the
     "Group 6  Subordinate  Certificates,"  and together with the Group 6 Senior
     Certificates and the Class 6-X Certificates, the "Group 6 Certificates"),

     The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group
     4  Certificates,  Group 5  Certificates  and  Group 6  Senior  Certificates
     (together, the "Senior Certificates"),

     Class  C-B-1,  Class  C-B-2  and  Class  C-B-3  (together  with the  Senior
     Certificates  and  the  Group  6  Subordinate  Certificates,  the  "Offered
     Certificates").

                                                                               5

PRIVATELY OFFERED CERTIFICATES

     Class C-B-4,  Class C-B-5 and Class C-B-6  Certificates  (together with the
     Class  C-B-1,  Class  C-B-2 and Class  C-B-3  Certificates,  the "Class C-B
     Certificates"), the Class P Certificates and the Class 6-X Certificates.

FORM OF OFFERED CERTIFICATES

     The  Offered  Certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates,  will be book-entry certificates. The Class AR and Class AR-L
     Certificates will be physical certificates.

MINIMUM DENOMINATIONS

     The  Offered  Certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates,  will  be  issued  in  minimum  denominations  (by  principal balance) of $25,000 and  integral  multiples of $1 in excess  thereof.  The
     Class AR and Class AR-L Certificates  will be issued in minimum  percentage interests of 20%.

ACCRUAL PERIODS

     For any distribution date and any class of Offered Certificates, other than the Group 6  Certificates  (excluding  the Class 6-A-3  Certificates),  the calendar  month  immediately  preceding  that  distribution  date.  For any distribution  date and the Group 6 Certificates  (excluding the Class 6-A-3
     Certificates),   the  period   commencing  on  the  immediately   preceding
     distribution  date (or the closing  date,  in the case of the first accrual
     period)  and  ending  on  the  day   immediately   preceding   the  related
     distribution date.

DAY COUNT

     For any distribution date and any class of Offered Certificates, other than the Group 6 Certificates (excluding the Class 6-A-3 Certificates), interest will be  calculated  on the basis of a 360-day  year  consisting  of twelve
     30-day  months.  For any  distribution  date and the  Group 6  Certificates
     (excluding  the Class 6-A-3  Certificates),  interest will be calculated on the basis of a 360-day  year and the actual  number of days elapsed in each accrual period.

DELAY DAYS

     For any distribution date and any class of Offered  Certificates other than the Group 6 Certificates (excluding the Class 6-A-3 Certificates), 24 days.
     For any distribution date and the Group 6 Certificates (excluding the Class
     6-A-3 Certificates), 0 days.

OPTIONAL TERMINATION

     On  any  distribution  date  on  which  the  aggregate  outstanding  stated
     principal  balance  of the group 1,  group 2,  group 3, group 4 and group 5 mortgage  loans is less  than or equal  to 10% of its  aggregate  principal balance as of the cut-off  date,  [SPS] may,  but will not be required  to, purchase  from the trust all  remaining  group 1, group 2, group 3, group 4 and group 5 mortgage loans,  thereby  causing an early  retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5 and
     Class C-B Certificates.

     On  any  distribution  date  on  which  the  aggregate  outstanding  stated
     principal  balance of the group 6A, group 6B and group 6C mortgage loans is less  than or equal to 10% of its  aggregate  principal  balance  as of the cut-off  date,  [SPS] may, but will not be required to,  purchase  from the trust all remaining group 6A, group 6B and group 6C mortgage loans, thereby causing an early  retirement  of and a principal  prepayment on the Group 6
     Certificates.

RATINGS

     The Offered  Certificates  are  expected  to be rated by Moody's  Investors
     Service, Inc. ("Moody's) and/or Standard & Poor's Ratings Services ("S&P"),
     with the  ratings  indicated  in the table on page 2 above.  Certain of the
     Class C-B Certificates may be rated by Moody's and/or S&P.

ERISA CONSIDERATIONS

     The  offered  certificates,   other  than  the  Class  AR  and  Class  AR-L
     Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee  Retirement Income Security Act of 1974, as amended
     ("ERISA"),  or to Section  4975 of the Internal  Revenue  Code of 1986,  as
     amended,  subject to certain  considerations  described  in the  prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or  retirement  arrangements  are  prohibited,  except as  described in the prospectus supplement.

                                                                               6

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit ("REMIC") elections to be made with respect  to the trust  (exclusive  of the  assets  held in the  basis  risk reserve fund). The Offered Certificates,  other than the Class AR and Class
     AR-L  Certificates,  will represent  ownership of regular  interests in the
     upper  tier  REMIC.   These  certificates  will  generally  be  treated  as
     representing ownership of debt for federal income tax purposes.  Holders of these  certificates  will be required to include as income all interest and original issue  discount,  if any, on such  certificates in accordance with the accrual  method of  accounting,  regardless of the  certificateholders'
     usual methods of accounting.  In addition, the Group 6 Certificates,  other than the  Class  6-X  Certificates,  will be  treated  as having a right to receive  certain  payments from the related  basis risk reserve  fund.  For federal  income tax purposes,  the Class AR-L  Certificates  will represent ownership of the residual  interests in the lower-tier  REMICs,  which will hold the  mortgage  loans,  and the Class AR  Certificates  will  represent ownership of the residual interest in each remaining REMIC.

LEGAL INVESTMENT

     When issued,  the Offered  Certificates,  other than the Class 6-M-2, Class
     6-M-3,  Class  6-M-4,  Class  C-B-2 and Class C-B-3  Certificates,  will be
     "mortgage related securities" for purposes of the Secondary Mortgage Market
     Enhancement Act of 1984  ("SMMEA").  You should consult your legal advisors in  determining  whether  and  to  what  extent  the  Offered  Certificates constitute legal investments for you.

PRINCIPAL AND INTEREST ADVANCING

     Each  servicer  (or if a  servicer  fails to make an  advance,  the  master servicer),  will make cash advances  with respect to  delinquent  scheduled payments of principal  and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

COMPENSATING INTEREST

     Each servicer will provide  compensating  interest for prepayment  interest shortfalls only to the extent described in the prospectus supplement.

SERVICING TRANSFER

     It is anticipated that on or about May 1, 2005, the servicing  function for all or a portion of the mortgage  loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement

SPS SERVICING RISK

     Fairbanks  changed its name to "Select Portfolio  Servicing,  Inc." on June
     30, 2004.

     SPS maintains an "Average"  rating with a "Stable"  outlook with S&P and an
     "SQ3"  rating  with  Moody's.  Fitch has given  SPS a  residential  primary servicer  rating for subprime and home equity of "RPS3-",  an Alt-A primary servicer rating of "RPS3" and a special servicer rating of "RSS3".

     On May 18,  2004,  the United  States  District  Court for the  District of
     Massachusetts entered its final approval of the settlement of approximately
     40 putative  class  action cases and made  permanent  its December 10, 2003 injunction  that has the  effect of  staying  all  litigation  against  SPS
     relating  to  the  claims  addressed  by  the  settlement  agreement.   The
     injunction  excludes  counterclaims  and  defenses  that might arise out of foreclosure  proceedings  that SPS initiates and  individuals  who excluded themselves from the settlement to pursue individual claims for relief.  The settlement  contemplates that plaintiff's redress would come, in part, from the redress fund  established in connection  with SPS'  settlement with the
     FTC and HUD described below.

     On May 5, 2004, a West Virginia  state court  entered an order  approving a settlement  between SPS and  plaintiffs in a putative class action in which plaintiffs  alleging  certain of SPS' fees violated  provisions of the West
     Virginia Code sought an injunction,  declaratory  relief,  actual  damages, civil penalties,  punitive damages,  attorneys' fees, and other relief from
     SPS.  Under  the  settlement,   SPS  may  resume  its  previously  enjoined
     foreclosure  activities  in  West  Virginia,  subject  to  compliance  with applicable law. The settlement requires the approximately 200 West Virginia loans that were in one of two specific  categories (i.e., real estate owned or  foreclosure)  as of January 7, 2003 to be  reviewed  by a  three-person panel,  including a representative of SPS, to resolve any customer disputes that  may  exist  regarding  charges  assessed  by SPS on  such  customer's accounts and/or SPS' right to foreclose. On May 13, 2004, the West Virginia
     Supreme Court accepted a petition to certify  certain  questions  regarding foreclosure  procedure.  A  hearing  will  be held  in  late  2004,  which, depending on whether and how the Court answers these questions,  may impact the  activities  of SPS and other  servicers  in that state with respect to foreclosures and loan workouts.

                                                                               7

     On November  12,  2003,  SPS  announced  that it had  entered  into a final settlement  agreement  with the FTC and HUD to resolve issues raised during their review of SPS' servicing  practices.  As part of the settlement,  SPS agreed to pay to the FTC the amount of $40  million  for the  creation of a redress  fund for the benefit of consumers  harmed  allegedly by SPS and to implement certain practices on a prospective basis.

     SPS has recently entered into consent  agreements with regulatory  agencies in Florida,  Michigan,  Colorado and Illinois, which provide for provisions similar to those  contained in the consent  order entered into with the FTC and HUD. While not admitting any liability in any of those agreements,  SPS agreed  to  refund  certain  amounts  to  Florida  and  Michigan  consumers identified by the regulators in those states.

     SPS has  experienced  an increased  level of scrutiny  from  various  state regulatory  agencies and a few states have  conducted  or commenced  formal investigations. A few agencies have taken the position that notwithstanding the amount  available  under the FTC redress fund, such agencies would seek to ensure  that the  consumers  residing  in those  states  receive  relief without regard to the relief available under the FTC redress fund. If those state  regulatory  agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the
     FTC redress fund,  and such amounts in the  aggregate  are material,  it is unlikely  that SPS will be able to pay such  amounts.  As a  result,  those agencies might elect to bring  administrative  or other actions against SPS seeking to require  refunds,  the imposition of monetary  penalties  and/or revocation  of SPS'  licenses to conduct its  servicing  activities in that state.  Due to this current and  potential  future  adverse  event,  future income from SPS's operations may be impacted negatively.

     The occurrence of one or more of the foregoing events or a determination by any court or  regulatory  agency that SPS'  policies and  procedures do not comply with applicable law could lead to further  downgrades by one or more rating agencies, a transfer of SPS' servicing  responsibilities,  increased
     delinquencies   on  the  mortgage   loans   serviced  by  SPS,   delays  in
     distributions   on  the  offered   certificates,   losses  on  the  offered
     certificates,  or any  combination  of  these  events.  In  addition,  such developments  could result in SPS' insolvency or bankruptcy,  and there can be no assurance,  in the event of a bankruptcy  proceeding,  that SPS could reorganize successfully in bankruptcy.

                                                                               8

II.  CREDIT ENHANCEMENT (Groups 1 - 5)

SUBORDINATION

     The  Group 1,  Group 2,  Group 3,  Group 4 and  Group 5  Certificates  will receive  distributions  of  interest  and  principal  before  the Class C-B
     Certificates   are  entitled  to  receive   distributions  of  interest  or
     principal.  The Class C-B Certificates absorb most losses, in reverse order of principal  priority,  on the group 1, 2, 3, 4 and 5 mortgage loans prior to the Group 1, Group 2, Group 3, Group 4 and Group 5 Certificates.

     NOTE: The Class C-B Certificates  represent interests in the group 1, 2, 3,
     4 and 5 mortgage loans;  consequently,  the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

GROUP 1 - 5 CREDIT ENHANCEMENT PERCENTAGES

     For any certificate on any distribution date, the fraction,  expressed as a percentage,  the  numerator  of  which  is the sum of the  aggregate  class principal  balance of the subordinate C-B  Certificates to that certificate after  giving  effect  to  payments  on  such  distribution  date,  and the denominator of which is the aggregate loan group balance for group 1, 2, 3,
     4 and 5 mortgage loans for such distribution date.

     Initial Group 1-5 Credit Enhancement Percentages:
     ----------------------- --------------------------------
             Class            Approximate Expected Initial
                                 Credit Enhancement* (%)
     ----------------------- --------------------------------
      Senior Certificates                [5.90]
             C-B-1                       [3.30]
             C-B-2                       [2.10]
             C-B-3                       [1.40]
             C-B-4                       [0.80]
             C-B-5                       [0.30]
             C-B-6                       [0.00]
     ----------------------- --------------------------------
     *Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

SHIFTING OF INTERESTS

Except as described below, the Group 1, Group 2, Group 3, Group 4 and Group 5
Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

CROSS-COLLATERALIZATION

In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3, 4 and 5 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

                                                                               9

COVERAGE FOR EXCESS LOSSES

     The Class C-B Certificates  will provide limited  protection to the classes of certificates of higher relative  priority against special hazard losses, bankruptcy  losses  and  fraud  losses in excess  of  certain  amounts,  as described in the prospectus supplement.

     Note: The Class C-B  Certificates  are allocated losses from mortgage loans in loan  groups  1, 2, 3, 4 and 5;  consequently,  disproportionately  high special  hazard,  bankruptcy or fraud losses  experienced by one loan group could adversely  impact  protection to unrelated Group 1, Group 2, Group 3,
     Group 4 and Group 5 Certificates for these types of losses.

                                                                              10

III.  DISTRIBUTIONS (Groups 1 - 5)

AVAILABLE DISTRIBUTION AMOUNT

     For any  distribution  date and each of the group 1, 2, 3, 4 and 5 mortgage loans,  the sum of: (i)  scheduled  payments  and  advances  on the related mortgage loans, net of related servicing,  trustee,  and insurance fees, as applicable;  (ii) insurance and liquidation  proceeds,  net of unreimbursed liquidation  expenses;  (iii)  principal  prepayments  received  during the related prepayment period,  excluding  prepayment  penalties;  (iv) amounts received  in respect of a  repurchase  by the  seller,  or a purchase  by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator,  a servicer or the master  servicer  is  entitled to be  reimbursed;  (v)  compensating interest; (vi) recoveries;  and (vii) any amount paid in connection with an optional  termination,  up to the  amount of the par value for the  related group.

PRIORITY OF DISTRIBUTIONS

     Distributions  will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

     1.   First,  to the  related  senior  certificates,  pro-rata,  accrued and unpaid  interest  at  their  respective  pass-through  rates  on their respective class principal balances.

     2.   Second, to the related senior certificates,  as principal, the related senior  principal  distribution  amount as  described  below under the heading "Distributions of principal,"

     3.   Third,  to each  class of Class C-B  Certificates,  interest  and then principal in increasing order of numerical class designation, and

     4.   Fourth,  to the Class AR or Class AR-L  Certificates,  as appropriate, the remainder (which is expected to be zero).

DISTRIBUTION OF PRINCIPAL

     On each  distribution  date,  an amount up to the Group 1 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal pro rata to the Class AR Certificates and Class AR-L Certificates
     until their  respective  class principal  balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 2 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  2-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 3 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  3-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 4 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  4-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date,  an amount up to the Group 5 senior  principal distribution  amount  for that  distribution  date will be  distributed  as principal  to the Class  5-A-1  Certificates,  until  its  class  principal balance has been reduced to zero.

     On each  distribution  date, an amount, up to the amount of the subordinate
     principal   distribution   amount  for  that  distribution  date,  will  be
     distributed as principal,  to the Class C-B Certificates,  to the extent of the aggregate  available funds remaining after distribution of interest and principal  to the  related  Senior  Certificates.  Each  class of Class C-B
     Certificates  will be entitled to receive its pro rata share,  based on its
     respective   Class  Principal   Balance,   of  the  subordinate   principal
     distribution   amount.   Distributions  of  principal  to  the  subordinate
     certificates  will be made on each  distribution  date  sequentially in the order of their numerical class designation,  beginning with the Class C-B-1
     Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal  distribution amount for that distribution date.

                                                                              11

IV. CREDIT ENHANCEMENT (Group 6)

OVERCOLLATERALIZATION

     The group 6A, group 6B and group 6C mortgage loans bear interest each month in an amount that in the  aggregate is expected to exceed the amount needed to pay monthly  interest on the Group 6  Certificates  and certain  related trust  expenses.  This excess  interest will be applied to pay principal on the Group 6 Certificates  (other than the Class 6-X  Certificates) in order to create and  maintain the required  level of  overcollateralization.  The overcollateralization  will be available to absorb  losses on the group 6A,
     group  6B  and   group  6C   mortgage   loans.   The   required   level  of
     overcollateralization  may increase or decrease over time. We cannot assure you that  sufficient  interest  will be generated by the group 6A, group 6B and group 6C mortgage  loans to create and maintain  the required  level of overcollateralization  or to absorb  losses  on the group 6A,  group 6B and group 6C mortgage loans.

OVERCOLLATERALIZATION AMOUNT

     For any distribution date will be equal to the amount, if any, by which (x)
     the aggregate  loan balance of the group 6A, group 6B and group 6C mortgage loans for such  distribution date exceeds (y) the aggregate class principal balance of the Group 6 Certificates after giving effect to payments on such distribution date.

INITIAL OVERCOLLATERALIZATION

     As of the closing date, the  overcollateralization  amount will be equal to
     $[0.00].

TARGETED OVERCOLLATERALIZATION AMOUNT

     For any distribution date prior to the stepdown date, approximately [0.50]%
     of the  aggregate  loan  balance  of the  group  6A,  group 6B and group 6C mortgage  loans as of the cut-off  date.  For any  distribution  date on or after the stepdown date and with respect to which a trigger event is not in effect,  the greater of (a) [1.00]% of the  aggregate  loan  balance of the group 6A, group 6B and group 6C mortgage loans for such distribution  date, or (b) [0.50]% of the aggregate  loan balance of the group 6A, group 6B and group 6C mortgage loans as of the cut-off date. For any  distribution  date on or after the stepdown  date with respect to which a trigger  event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

STEPDOWN DATE

     The later to occur of (a) the  distribution  date in [March 2008],  and (b)
     the first distribution date on which the senior  enhancement  percentage is equal to or greater than two times the initial targeted credit  enhancement percentage for the Group 6 Senior Certificates.

GROUP 6 CREDIT ENHANCEMENT PERCENTAGE

Initial Group 6 Credit Enhancement Percentages:
------- ------------------------------------- -------------------------------------- ----------------------------------
 Class   Approximate Expected Initial Credit   Approximate Expected Initial Target    Approximate Expected Final Target
                   Enhancement* (%)                  Credit Enhancement* (%)               Credit Enhancement** (%)
------- ------------------------------------- -------------------------------------- ----------------------------------
  6-A                  [10.00]                               [10.50]                               [21.00]
 6-M-1                  [3.25]                               [3.75]                                 [7.50]
 6-M-2                  [1.45]                               [1.95]                                 [3.90]
 6-M-3                  [0.50]                               [1.00]                                 [2.00]
 6-M-4                  [0.00]                               [0.50]                                 [1.00]
------- ------------------------------------- -------------------------------------- ----------------------------------
*Prior to the stepdown date, based on collateral cut-off balance. **After stepdown date, based on current pool balance.

Note:  Class  6-A  represents  the  aggregate  balance  of the  Group  6  Senior
Certificates.

                                                                              12

TRIGGER EVENT

     A trigger  event  will  occur for any  distribution  date if either (i) the average of the delinquency  rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately  preceding months  as of the last  day of the  related  collection  period  equals  or exceeds [34]% of the senior  enhancement  percentage for such  distribution date or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

     ---------------------------- ----------------------------
     Range of Distribution Dates  Cumulative Loss Percentage
     ---------------------------- ----------------------------
     ---------------------------- ----------------------------
     March  2008 - February 2009  [1.00]%
     March 2009 - February 2010   [1.20]%
     March 2010 - February 2011   [1.40]%
     March  2011 and thereafter   [1.60]%
     ---------------------------- ----------------------------

DELINQUENCY RATE

     With  respect  to any  distribution  date,  the  fraction,  expressed  as a percentage,  the  numerator of which is the  aggregate  loan balance of the group 6A, group 6B and group 6C mortgage  loans 60 or more days  delinquent
     (including all foreclosures and REO Properties) as of the close of business on the  last  day of  such  month,  and the  denominator  of  which  is the aggregate  loan  balance  of the group 6A,  group 6B and group 6C  mortgage loans as of the close of business on the last day of such month.

SUBORDINATION

     The Group 6 Senior Certificates will have a payment priority over the Group
     6 Subordinate Certificates.  Each class of Group 6 Subordinate Certificates will be subordinate to each other class of subordinate  certificates with a higher payment priority.

     Losses on the group 6A,  group 6B and group 6C  mortgage  loans  will first
     reduce   the    available    excess    interest   and   then   reduce   the
     overcollateralization  amount. If there is no overcollateralization at that time,  losses  on the  mortgage  loans  will be  allocated  to the  Group 6
     Subordinate  Certificates,  in the  reverse  order  of  their  priority  of payment,  until the principal  amount of all classes of Group 6 Subordinate
     Certificates are reduced to zero.

CROSS-COLLATERALIZATION

     In certain limited circumstances, principal and interest collected from any of the loan group 6A,  group 6B or group 6C  mortgage  loans may be used to pay  principal or  interest,  or both,  to the Group 6 Senior  Certificates unrelated to that loan group.  In  addition,  each month,  certain  monthly interest  payments  equal to the  product of a) one twelfth of 0.02% and b)
     the preceding  Group 4 and Group 5 collateral  balance will be allocated to
     Group 6 available  funds,  thereby  increasing  available  excess interest.
     These  interest  payments  will be added  to the  Group 6  available  funds concurrently  with  interest  distributions  being  made on the Group 4 and
     Group 5 Certificates.

                                                                              13

V.  DISTRIBUTIONS (Groups 6A, 6B and 6C)

INTEREST REMITTANCE AMOUNT

     For any  distribution  date  and the  related  loan  group,  the sum of (i)
     scheduled  interest  payments  (other than  payaheads)  and advances on the mortgage loans in the related loan group for the related collection period, the  interest  portion of  payaheads  previously  received and intended for application in the related  collection  period and the interest  portion of all  payoffs  (net of  payoff  interest  for such  distribution  date)  and curtailments  received on the mortgage loans during the related  prepayment period,  less (x) the applicable expense fees with respect to such mortgage loans and (y)  unreimbursed  advances  and other  amounts due to the master servicer,  the applicable servicer and the trust administrator with respect to  such  mortgage  loans,  to  the  extent  allocable  to  interest,  (ii)
     compensating  interest,  (iii) the portion of any  substitution  adjustment amount and purchase  price paid with respect to such mortgage  loans during the related  collection  period,  in each case  allocable  to interest  and amounts paid in connection with an optional  termination,  up to the amount of the interest  portion of the par value for the related loan group,  (iv)
     net liquidation proceeds (net of unreimbursed advances,  servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees)  collected  with  respect to the  mortgage  loans in the related loan group  during the related  collection  period,  to the extent  allocable to interest  and (v)  excess  interest  provided  by  Group  4 and  Group 5 as described under the heading "Cross-collateralization" above.

DISTRIBUTIONS OF INTEREST

     The  pass-through  rate for each class of Group 6 Certificates,  other than the Class 6-X and Class 6-A-3 Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that  distribution  date  plus the  related  certificate  margin,  (ii) the applicable Group 6 net funds cap, and (iii) [11.00]%.

     The amount of interest payable on each distribution date in respect of each class of Group 6 Certificates,  other than the Class 6-X Certificates, will equal the sum of (1) current  interest  for such class on such date and (2)
     any carryforward interest for such class and date.

     On each  distribution  date, the interest  remittance  amount for such date will be paid in the following order of priority:

     (1) from the  interest  remittance  amount for loan group 6A, 6B and 6C, to the Group 6 Senior  Certificates,  pro rata based on amounts  due,  current interest and any carryforward interest for such class and such distribution date,  provided that (a) amounts distributed to the Class 6-A-1-1 and Class
     6-A-1-2  Certificates  will reduce the interest  remittance amount for loan group 6A before any  reduction to the interest  remittance  amount for loan group 6B and loan  group 6C in respect of such  distribution,  (b)  amounts distributed  to the Class  6-A-2  Certificates  will  reduce  the  interest remittance  amount for loan group 6B before any  reduction  to the interest remittance  amount  for loan  group 6A and loan group 6C in respect of such distributions and (c) amounts  distributed to the class 6-A-3  Certificates will  reduce the  interest  remittance  amount for loan group 6C before any reduction  to the  interest  remittance  amount  for loan group 6A and loan group 6B in respect of such distributions;

     (2) first,  from the interest  remittance amount for loan group 6C and then from the  interest  remittance  amount for loan group 6B, and then from the interest  remittance  amount  for the  loan  group  6A to the  Class  6-M-1
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (3) first, from the interest remittance amount for loan group 6C, then from the  interest  remittance  amount  for loan  group  6B,  and then  from the interest  remittance  amount  for the  loan  group  6A to the  Class  6-M-2
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (4) first, from the interest remittance amount for loan group 6C, then from the  interest  remittance  amount  for loan  group  6B,  and then  from the interest  remittance  amount  for the loan  group 6A,  to the  Class  6-M-3
     Certificates, current interest and any carryforward interest for such class and such distribution date;

     (5) first, from the interest remittance amount for loan group 6C, then from the  interest  remittance  amount  for loan  group  6B,  and then  from the interest  remittance  amount  for the  loan  group  6A to the  Class  6-M-4
     Certificates, current interest and any carryforward interest for such class and such distribution date;

                                                                              14

     (6)  for   application  as  part  of  monthly  excess   cashflow  for  such
     distribution  date,  as described  below,  any interest  remittance  amount remaining after  application  pursuant to clauses (1) through (5) above for such distribution date.

PRINCIPAL REMITTANCE AMOUNT

     For any  distribution  date  and the  related  loan  group,  the sum of (i)
     scheduled  principal  payments  (other than  payaheads) and advances on the mortgage  loans in the related loan group,  net of  unreimbursed  advances, servicing advances and other amounts due to the servicers, the trustee, the master  servicer and the trust  administrator  with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the  principal  portion of payaheads  previously  received and intended for application in the related  collection period,  (ii) principal  prepayments received during the related  prepayment  period,  (iii) amounts received in respect of a  repurchase  by the  seller,  or a  purchase  by a holder of a subordinate  certificate  or by the  special  servicer,  as provided in the pooling and servicing agreement,  net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master  servicer  is  entitled  to be  reimbursed,  (iv)  amounts  paid  in connection with an optional termination,  up to the amount of the par value for the related loan group, (v) the portion of any substitution  adjustment amount paid with respect to any deleted  mortgage  loans during the related collection  period  allocable to principal,  (vi) net liquidation  proceeds
     (net of unreimbursed  advances,  servicing advances and other expenses,  to the extent allocable to principal) and recoveries,  if any,  collected with respect to the mortgage  loans in the related loan group during the related collection  period,  to the extent  allocable  to  principal,  and (vii) if applicable,  amounts  withdrawn  from the related Group 6 interest rate cap account to cover  realized  losses on the Group 6 mortgage  loans  incurred during the related collection period.

OVERCOLLATERALIZATION RELEASE AMOUNT

     For any distribution  date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the  overcollateralization  amount for such date,  calculated for this purpose on the basis of the  assumption  that 100% of the aggregate of the  principal  remittance  amount for such date is applied on such date in reduction of the aggregate of the class  principal  balances of the Group 6
     Certificates,  exceeds (2) the  targeted  overcollateralization  amount for such date.

GROUP 6A ALLOCATION AMOUNT

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  6A and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

GROUP 6B ALLOCATION AMOUNT

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  6B and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

GROUP 6C ALLOCATION AMOUNT

     For any  distribution  date,  the product of the senior  principal  payment amount for that  distribution date and a fraction the numerator of which is the  principal  remittance  amount  derived  from  loan  group  6C and  the denominator of which is the principal  remittance  amount, in each case for that distribution date.

PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date and loan  groups 6A, 6B and 6C will be equal to the  principal  remittance  amount for all three loan  groups for such date minus the overcollateralization release amount, if any, for such date.

SENIOR PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the class  principal  balance of the
     Group 6 Senior  Certificates  immediately  prior to such  distribution date exceeds (y) the lesser of (A) the product of (i) approximately [79.00]% and
     (ii) the  aggregate  loan  balance  for loan  groups 6A, 6B and 6C for such distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan  balance  for  loan  groups  6A,  6B and 6C  mortgage  loans  for such distribution  date exceeds (ii) 0.50% of the  aggregate  loan group balance for loan groups 6A, 6B and 6C as of the cut-off date.

                                                                              16

CREDIT SUPPORT DEPLETION DATE

     The first  distribution date on which the aggregate class principal balance of the Group 6  Subordinate  Certificates  has been or will be  reduced  to zero.

CLASS 6-M-1 PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 6 Senior  Certificates,  in each case,  after  giving effect to payments on such  distribution  date and (ii) the class principal
     balance  of  the  Class  6-M-1  Certificates   immediately  prior  to  such
     distribution date exceeds (y) the lesser of (A) the product of (i) [92.50]%
     and (ii) the aggregate loan group balance for loan groups 6A, 6B and 6C for such  distribution  date  and (B) the  amount,  if any,  by  which  (i) the aggregate  loan  group  balance  for  loan  groups  6A,  6B and 6C for such distribution  date exceeds (ii) 0.50% of the  aggregate  loan group balance for loan groups 6A, 6B and 6C as of the cut-off date.

CLASS 6-M-2 PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal
     balances  of  the  Group  6  Senior   Certificates   and  the  Class  6-M-1
     Certificates,  in each  case,  after  giving  effect  to  payments  on such distribution  date and (ii) the class principal  balance of the Class 6-M-2
     Certificates  immediately  prior to such  distribution date exceeds (y) the lesser of (A) the product of (i) [96.10]% and (ii) the aggregate loan group balance  for loan groups 6A, 6B and 6C for such  distribution  date and (B)
     the amount,  if any, by which (i) the aggregate loan group balance for loan groups 6A, 6B and 6C for such  distribution  date exceeds (ii) 0.50% of the aggregate  loan  group  balance  for loan  groups  6A,  6B and 6C as of the cut-off date.

CLASS 6-M-3 PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 6 Senior  Certificates,  the Class 6-M-1 Certificates
     and the Class 6-M-2  Certificates,  in each case,  after  giving  effect to payments on such  distribution date and (ii) the class principal balance of the Class 6-M-3  Certificates  immediately  prior to such distribution date exceeds  (y) the  lesser of (A) the  product of (i)  [98.00]%  and (ii) the aggregate  loan  group  balance  for  loan  groups  6A,  6B and 6C for such distribution  date and (B) the amount,  if any, by which (i) the  aggregate loan group balance for loan groups 6A, 6B and 6C for such distribution date exceeds (ii) 0.50% of the aggregate  loan group balance for loan groups 6A,
     6B and 6C as of the cut-off date.

CLASS 6-M-4 PRINCIPAL PAYMENT AMOUNT

     For any  distribution  date on or after the stepdown  date and as long as a trigger event has not occurred with respect to such distribution date, will be the  amount,  if any,  by which (x) the sum of (i) the  class  principal balances of the Group 6 Senior Certificates,  the Class 6-M-1 Certificates,
     the Class  6-M-2  Certificates  and the Class 6-M-3  Certificates,  in each case,  after giving effect to payments on such  distribution  date and (ii)
     the class  principal  balance of the Class 6-M-4  Certificates  immediately prior to such  distribution  date exceeds (y) the lesser of (A) the product of (i) [99.00]% and (ii) the  aggregate  loan group balance for loan groups
     6A, 6B and 6C for such  distribution  date and (B) the  amount,  if any, by which (i) the  aggregate  loan group  balance for loan groups 6A, 6B and 6C for such  distribution  date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 6A, 6B and 6C as of the cut-off date.

DISTRIBUTIONS OF PRINCIPAL

     The  principal  payment  amount will be paid on each  distribution  date as follows:

     I.   On each  distribution  date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect,  the principal  payment amount will be paid in the following order of priority:

          i)   (a) from the  principal  remittance  amount  for loan  group  6A, sequentially,  first (x) to the Class  6-A-1-1 and Class  6-A-1-2
               Certificates  (allocated  as described  below*),  until its class principal  balance is  reduced to zero,  and then (y) pro rata to the  remaining  Group 6  Senior  Certificates,  based on the then outstanding  principal  balance of such classes after taking into account principal  distributions of the related loan group, until their class principal balances are reduced to zero,

               (b) from the  principal  remittance  amount  for loan  group  6B, sequentially,  first to the Class 6-A-2  Certificates,  until its class principal  balance is reduced to zero and then (y) pro rata to the  remaining  Group  6  Senior  Certificates  (whilst  still conforming  to the 6-A-1-1  and  6-A-1-2  pay rules as  described below*),  based on the then outstanding principal balance of such classes after taking into account principal  distributions of the related  loan group,  until their class  principal  balances  are reduced to zero,

               (c) from the  principal  remittance  amount  for loan  group  6C, sequentially,  first (x) to the Class 6-A-3  Certificates,  until its class principal  balance is reduced to zero, and then (y) pro rata to the remaining Group 6 Senior  Certificates  (whilst still conforming  to the 6-A-1-1  and  6-A-1-2  pay rules as  described below*),  based on the then outstanding principal balance of such classes after taking into account principal  distributions of the related  loan group,  until their class  principal  balances  are reduced to zero;

          ii)  to the  Class  6-M-1  Certificates,  until  its  class  principal balance has been reduced to zero;

          iii) to the  Class  6-M-2  Certificates,  until  its  class  principal balance has been reduced to zero;

          iv)  to the  Class  6-M-3  Certificates,  until  its  class  principal balance has been reduced to zero;

          v)   to the  Class  6-M-4  Certificates,  until  its  class  principal balance has been reduced to zero; and

          vi)  for  application  as part of  monthly  excess  cashflow  for such distribution date, as described below, any such principal payment amount  remaining  after  application  pursuant  to  clauses  (i)
               through (v) above.

     II.  On each  distribution  date (a) on or after the stepdown  date and (b)
          with respect to which a trigger event is not in effect,  the principal payment amount will be paid in the following order of priority:

          i)   (a) from the principal  remittance  amount for loan group 6A, the group 6A allocation amount, sequentially,  first (x) to the Class
               6-A-1-1 and Class  6-A-1-2  Certificates  (allocated as described below*),  until its class  principal  balance is reduced to zero,
               and  then  (y)  pro  rata  to  the   remaining   Group  6  Senior
               Certificates,  based on the then outstanding principal balance of such classes after taking into account principal distributions of the related loan group,  until their class principal balances are reduced to zero,

               (b) from the principal  remittance  amount for loan group 6B, the group 6B allocation amount, sequentially,  first (x) to the Class
               6-A-2 Certificates,  until its class principal balance is reduced to zero and then  (y) pro  rata to the  remaining  Group 6 Senior
               Certificates  (whilst still conforming to the 6-A-1-1 and 6-A-1-2 pay rules as  described  below*),  based on the then  outstanding principal  balance of such  classes  after  taking  into  account principal  distributions  of the related loan group,  until their class principal balances are reduced to zero,

                                                                              17

               (c) from the principal  remittance  amount for loan group 6C, the group 6C allocation amount, sequentially,  first (x) to the Class
               6-A-3 Certificates,  until its class principal balance is reduced to zero,  and then (y) pro rata to the  remaining  Group 6 Senior
               Certificates  (whilst still conforming to the 6-A-1-1 and 6-A-1-2 pay rules as  described  below*),  based on the then  outstanding principal  balance of such  classes  after  taking  into  account principal  distributions  of the related loan group,  until their class principal balances are reduced to zero and

          ii)  to the  Class  6-M-1  Certificates,  the  Class  6-M-1  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

          iii) to the  Class  6-M-2  Certificates,  the  Class  6-M-2  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

          iv)  to the  Class  6-M-3  Certificates,  the  Class  6-M-3  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero;

          v)   to the  Class  6-M-4  Certificates,  the  Class  6-M-4  principal payment  amount  for such  distribution  date,  until  its  class principal balance has been reduced to zero; and

          vi)  for  application  as part of  monthly  excess  cashflow  for such distribution date, as described below, any such principal payment amount  remaining  after  application  pursuant  to  clauses  (i)
               through (v) above.

GROUP 6A EXCESS INTEREST AMOUNT

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 6A and the denominator of which is the principal remittance amount for loan groups 6A,
     6B and 6C, in each case for that distribution date.

GROUP 6B EXCESS INTEREST AMOUNT

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 6B and the denominator of which is the principal remittance amount for loan groups 6A,
     6B and 6C, in each case for that distribution date.

GROUP 6C EXCESS INTEREST AMOUNT

     For any  distribution  date,  the  product of the amount of monthly  excess interest  required to be distributed on that distribution date to reach the required  level of  overcollateralization  and a fraction the  numerator of which is the principal remittance amount derived from loan group 6C and the denominator of which is the principal remittance amount for loan groups 6A,
     6B and 6C, in each case for that distribution date

DISTRIBUTION OF MONTHLY EXCESS CASHFLOW

     On each distribution  date,  monthly excess cashflow will be distributed in the following order of priority:

     1)   A)  until  the  aggregate  class  principal  balance  of the  Group  6
          Certificates  equals the  aggregate  loan balance of the groups 6A, 6B and 6C mortgage  loans for such  distribution  date minus the targeted overcollateralization  amount for such date, on each distribution date
          (a) prior to the stepdown  date or (b) with respect to which a trigger event is in effect,  to the extent of monthly excess interest for such distribution date, to the Group 6 Certificates, in the following order of priority:

                                                                              18

     i)   (a) from  monthly  excess  cashflow  for loan group 6A,  sequentially, first  (x)  to  the  Class  6-A-1-1  and  Class  6-A-1-2  Certificates
          (allocated as described below*),  until their class principal balances are reduced to zero,  and then (y) pro rata to the  remaining  Group 6
          Senior Certificates,  based on the then outstanding  principal balance of such classes after taking into account  principal  distributions of the related loan group, the Group 6A excess amount,  until their class principal balances are reduced to zero;

          (b) from  monthly  excess  cashflow  for loan group 6B,  sequentially, first (x) to the Class 6-A-2  Certificates,  until its class principal balance  is reduced  to zero,  and then (y) pro rata to the  remaining
          Group 6 Senior  Certificates  (whilst still  conforming to the 6-A-1-1 and  6-A-1-2  pay  rules  as  described  below*),  based  on the  then outstanding  principal  balance  of such  classes  after  taking  into account principal distributions of the related loan group, until their class principal balances are reduced to zero,

          (c) from  monthly  excess  cashflow  for loan group 6C,  sequentially, first (x) to the Class 6-A-3  Certificates,  until its class principal balance  is reduced  to zero,  and then (y) pro rata to the  remaining
          Group 6 Senior  Certificates  (whilst still  conforming to the 6-A-1-1 and  6-A-1-2  pay  rules  as  described  below*),  based  on the  then outstanding  principal  balance  of such  classes  after  taking  into account principal distributions of the related loan group, until their class principal balances are reduced to zero; and

     ii)  to the Class 6-M-1 Certificates, until its class principal balance has been reduced to zero;

     iii) to the Class 6-M-2 Certificates, until its class principal balance has been reduced to zero; and

     iv)  to the Class 6-M-3 Certificates, until its class principal balance has been reduced to zero;

     v)   to the Class 6-M-4 Certificates, until its class principal balance has been reduced to zero; and

          (B) on each  distribution  date on or after the stepdown date and with respect  to  which a  trigger  event  is not in  effect,  to fund  any principal  distributions required to be made on such distribution date as set forth above,  after giving  effect to the  distribution  of the principal  payment  amount  for  such  date,  in  accordance  with the priorities set forth above;

     2)   to the Class 6-M-1 Certificates, any deferred amount for such class;

     3)   to the Class 6-M-2 Certificates, any deferred amount for such class;

     4)   to the Class 6-M-3 Certificates, any deferred amount for such class;

     5)   to the Class 6-M-4 Certificates, any deferred amount for such class;

     6)   to the Class  6-A-1  and  Class  6-A-2  Certificates,  any basis  risk shortfall for such class;

     7)   to the Class 6-M-1  Certificates,  any basis risk  shortfall  for such class;

     8)   to the Class 6-M-2  Certificates,  any basis risk  shortfall  for such class;

     9)   to the Class 6-M-3  Certificates,  any basis risk  shortfall  for such class;

     10)  to the Class 6-M-4  Certificates,  any basis risk  shortfall  for such class;

                                                                              19

     11)  to the basis risk reserve fund, any amounts  required  pursuant to the pooling and servicing agreement to be deposited therein;

     12)  to the  Class  6-X  Certificates,  the  amount  distributable  thereon pursuant to the pooling and servicing agreement; and

     13)  to the  Class AR and  AR-L  Certificates,  any  remaining  amount  (no payments  are expected to be made to the Class AR  Certificates  under this clause).

*DISTRIBUTIONS TO THE GROUP 6A CERTIFICATES

     Amounts allocable to the Class 6-A-1-1 and Class 6-A-1-2 Certificates shall be  distributed  sequentially  to  the  Class  6-A-1-1  and  Class  6-A-1-2
     Certificates,  in  that  order,  until  their  respective  class  principal balances are reduced to zero,  except that  amounts  allocable to the Class
     6-A-1-1 and Class 6-A-1-2 Certificates shall be distributed pro rata to the
     Class 6-A-1-1 and Class 6-A-1-2 Certificates if:

     1)   With respect to any Distribution  Date prior to the Distribution  Date in March 2008,  cumulative  collateral losses are less than [1.00%] of the aggregate initial collateral balance; or

     2)   With  respect to any  Distribution  Date on or after the  Distribution
          Date in March 2008, no Trigger Event is in effect.

GROUP 6A AND GROUP 6B NET FUNDS CAPS

     The annual  pass-through  rates on each  Class of the Group 6  Certificates
     (other than the Class 6-A-3 and the Class 6-X  Certificates) are subject to certain  net  funds  caps,  as  more  fully  described  in  the  prospectus supplement.

     On any  distribution  date,  the Group 6A and 6B net  funds  caps will each equal (a) a fraction,  expressed as a percentage, the numerator of which is the product of (1) the related optimal interest  remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the  mortgage  loans in the related loan  group(s)  for the  immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the  denominator  of which is the actual  number of days in the immediately preceding accrual period.

     On any  distribution  date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable  certificate margin  and  (y)  the  maximum  interest  rate)  on any  Class  of  Group 6
     Certificates  (other  than the Class 6-A-3 and Class 6-X  Certificates)  is limited by the related net funds cap,  such  difference  will  constitute a basis risk shortfall.

     Schedules  of the Group 6, 6A and 6B net funds  caps are  included  in this document.

GROUP 6 INTEREST RATE CAPS

     [On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest  rate cap agreement  with [Credit  Suisse First
     Boston  International],  as counterparty,  whereby,  in consideration for a one-time  payment by the trust to the cap counterparty on the closing date, the cap  counterparty  will agree to make  certain  payments,  as described below, on each interest rate cap agreement payment date. Payments under the interest  rate  cap  agreement  will  be  available  to  cover  basis  risk shortfalls  for the  Group 6  Certificates  (other  than  the  Class  6-A-3
     Certificates),  realized  losses on the Group 6 mortgage loans and deferred amounts  on the Class  6-M-1,  Class  6-M-2,  Class  6-M-3 and Class  6-M-4
     Certificates.  The first and last payment  dates for the interest  rate cap agreement will occur on the dates specified in the prospectus supplement.

     Under the interest rate cap agreement,  the cap counterparty  will agree to make  payments on each payment date equal to the product of (i) a fraction, the  numerator  of which is the  actual  number of days  elapsed  since the immediately  preceding interest rate cap agreement payment date (or, in the case of the first  interest  rate cap agreement  payment date,  the closing date) through,  but not including,  the current interest rate cap agreement payment date, subject to the "Modified  Following"  Business Day Convention
     (within the meaning of the 2000 ISDA  Definitions),  and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such  scheduled  interest  rate cap  agreement  payment date) and (iii) the percentage equal to the difference  between (1) the lesser of (a) the Index
     Rate for such period and (b) the  percentage  specified  in the  prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the  applicable  cap strike rate,  then the payment  amount due under the interest  rate cap  agreement will be zero.  Generally,  the "Index Rate" will be the rate for  one-month deposits in U.S.  Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related  accrual  period for the interest  rate cap  agreement  or,  if such  rate  does not  appear  on the
     Telerate  Page  3750,  the  rate  determined  based  on the  rates at which one-month  deposits in U.S.  Dollars are offered by the reference  banks to prime banks in the London interbank market.

                                                                              20

     Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related  account  established by the trust administrator.  Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

     (i) to the Class 6-A-1-1,  Class 6-A-1-2 and Class 6-A-2 Certificates,  pro
     rata based on the amount of any unpaid Basis Risk Shortfalls, the amount of any unpaid Basis Risk Shortfalls for such class;

     (ii)  to the  Class  6-M-1,  Class  6-M-2,  Class  6-M-3  and  Class  6-M-4
     Certificates,  sequentially, the amount of any unpaid Basis Risk Shortfalls for such class;

     (iii) to the Principal Remittance Amounts for loan groups 6A, 6B and 6C, up to the amount of such Realized  Losses on the mortgage loans in the related loan group incurred during the related  Collection Period, any shortfall to be  allocated  pro rata  based  upon the  amount  of such  Realized  Losses applicable to each such loan group; and

     (iv)  to the  Class  6-M-1,  Class  6-M-2,  Class  6-M-3  and  Class  6-M-4
     Certificates,  in that order,  any  applicable  Deferred  Amounts  prior to giving  effect to  amounts  available  to be paid in  respect  of  Deferred
     Amounts as described herein on such distribution date.

     Amounts  paid  under  the  interest  rate  cap  agreement  not  used on any distribution date to pay Basis Risk Shortfalls on the Group 6 Certificates,
     Realized  Losses on the Group 6 mortgage  loans or Deferred  Amounts on the
     Class 6-M-1,  Class 6-M-2,  Class 6-M-3 and Class 6-M-4  Certificates  will remain on deposit in the interest  rate cap account and may be available on future  distribution  dates to make the payments described in the preceding paragraph;  provided,  however  that  such  amounts  will be paid  into and distributed  out of a separate  trust  created  pursuant to the pooling and servicing  agreement for the benefit of the Group 6 Certificates.  However, at no time will the  amount on  deposit in the  interest  rate cap  account exceed the deposit amount.  The "deposit amount" will be calculated on each distribution  date,  after giving effect to  withdrawals  from the interest rate cap account on that distribution date and distributions and allocation of losses on the  certificates on such date, and will equal the excess,  if any, of the  Targeted  Overcollateralization  Amount for such  distribution date over the Overcollateralization Amount for such distribution date.

     Unless terminated  earlier,  the interest rate cap agreement will terminate on the date  specified in the prospectus  supplement.  Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement  for certain  reasons set forth in the  documentation  associated with each interest rate cap agreement,  including,  without limitation, the related  ISDA Master  Agreement,  the Schedule  thereto and a  Confirmation thereunder.  Although  it is not  anticipated  that  there  will be amounts payable by the trust, certain amounts may be payable by the trust under the interest  rate cap  agreement  from funds  otherwise  distributable  to the holders of the certificates as a result of such termination.

                                                                              21

VI. NORMALIZED CAP NOTIONAL SCHEDULE

VII. BOND PROFILES

GROUPS 1, 2, 3, 4 and 5 BOND PROFILES TO CALL*:

CPB	*15 CPB*	*20 CPB*	*22 CPB*	*25 CPB*	*27 CPB*	*30 CPB*	*35 CPB*	*40 CPB*	*45 CPB*
1A1	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	2.12	1.96	1.90	1.81	1.75	1.67	1.54	1.41	1.29
Principal Window	Mar05 - Dec07	Mar05 - Dec07	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Dec07	Mar05 - Dec07	Mar05 - Dec07
Principal # Months	34	34	35	35	35	35	34	34	34
2A1	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	3.23	2.85	2.71	2.51	2.38	2.20	1.91	1.62	1.38
Principal Window	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Nov09	Mar05 - Nov09	Mar05 - Aug09	Mar05 - Dec08	Mar05 - May08
Principal # Months	58	58	58	58	57	57	54	46	39
3A1	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	3.25	2.86	2.72	2.52	2.38	2.20	1.90	1.61	1.38
Principal Window	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Nov09	Mar05 - Nov09	Mar05 - Aug09	Mar05 - Dec08	Mar05 - May08
Principal # Months	58	58	58	58	57	57	54	46	39
4A1	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	1.99	1.85	1.80	1.72	1.67	1.59	1.47	1.35	1.24
Principal Window	Mar05 - Dec07	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08
Principal # Months	34	35	35	35	35	35	35	35	35
5A1	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	3.24	2.85	2.71	2.51	2.38	2.20	1.91	1.62	1.38
Principal Window	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Nov09	Mar05 - Nov09	Mar05 - Aug09	Mar05 - Dec08	Mar05 - May08
Principal # Months	58	58	58	58	57	57	54	46	39
Subordinate Bonds	Run to earlier of the aggregated Group 1-5 10% Call and each underlying loan's reset date								
WAL**	4.16	4.00	3.89	3.78	3.67	3.57	3.34	2.98	2.63
Principal Window	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Dec09	Mar05 - Nov09	Mar05 - Nov09	Mar05 - Aug09	Mar05 - Dec08	Mar05 - May08
Principal # Months	58	58	58	58	57	57	54	46	39

***Assumes:**

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

****WAL's calculated from the settlement date assuming a 30/360 basis.**

BOND PROFILES (Cont.)

GROUPS 1, 2, 3, 4 and 5 BOND PROFILES TO MATURITY*:

CPB	*15 CPB*	*20 CPB*	*22 CPB*	*25 CPB*	*27 CPB*	*30 CPB*	*35 CPB*	*40 CPB*	*45 CPB*
1A1	Run to the aggregated Group 1-5 10% Call								
WAL**	2.12	1.96	1.90	1.81	1.75	1.67	1.54	1.41	1.29
Principal Window	Mar05 - Dec07	Mar05 - Dec07	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Dec07	Mar05 - Dec07	Mar05 - Dec07
Principal # Months	34	34	35	35	35	35	34	34	34
2A1	Run to the aggregated Group 1-5 10% Call								
WAL**	3.24	2.85	2.71	2.51	2.39	2.21	1.94	1.71	1.51
Principal Window	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10
Principal # Months	59	59	59	59	59	59	59	59	59
3A1	Run to the aggregated Group 1-5 10% Call								
WAL**	3.94	3.35	3.14	2.85	2.68	2.44	2.09	1.80	1.56
Principal Window	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12
Principal # Months	83	83	83	83	83	83	83	83	83
4A1	Run to the aggregated Group 1-5 10% Call								
WAL**	1.99	1.85	1.80	1.72	1.67	1.59	1.47	1.35	1.24
Principal Window	Mar05 - Dec07	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08	Mar05 - Jan08
Principal # Months	34	35	35	35	35	35	35	35	35
5A1	Run to the aggregated Group 1-5 10% Call								
WAL**	3.24	2.85	2.71	2.51	2.39	2.21	1.94	1.71	1.51
Principal Window	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10	Mar05 - Jan10
Principal # Months	59	59	59	59	59	59	59	59	59
Subordinate Bonds	Run to the aggregated Group 1-5 10% Call								
WAL**	4.35	4.13	4.00	3.87	3.77	3.66	3.47	3.25	3.01
Principal Window	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12	Mar05 - Jan12
Principal # Months	83	83	83	83	83	83	83	83	83

***Assumes:**

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

****WAL's calculated from the settlement date assuming a 30/360 basis.**

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO CALL*:

	15 CPR	*20 CPR*	*25 CPR*	*28 CPR*	*30 CPR*	*32 CPR*	*35 CPR*	*40 CPR*	*45 CPR*
6A11 & 6A12	Run to 10% Call								
WAL**	4.84	3.62	2.83	2.49	2.29	2.11	1.88	1.55	1.28
Principal Window	Mar05 - Mar18	Mar05 - Feb15	Mar05 - Dec12	Mar05 - Jan12	Mar05 - Jul11	Mar05 - Jan11	Mar05 - Jun10	Mar05 - Aug09	Mar05 - Dec08
Principal # Months	157	120	94	83	77	71	64	54	46
6A2	Run to 10% Call								
WAL**	4.82	3.62	2.83	2.48	2.29	2.11	1.88	1.55	1.28
Principal Window	Mar05 - Mar18	Mar05 - Feb15	Mar05 - Dec12	Mar05 - Jan12	Mar05 - Jul11	Mar05 - Jan11	Mar05 - Jun10	Mar05 - Aug09	Mar05 - Dec08
Principal # Months	157	120	94	83	77	71	64	54	46
6A3	Run to 10% Call								
WAL**	4.96	3.70	2.88	2.52	2.32	2.14	1.90	1.57	1.29
Principal Window	Mar05 - Mar18	Mar05 - Feb15	Mar05 - Dec12	Mar05 - Jan12	Mar05 - Jul11	Mar05 - Jan11	Mar05 - Jun10	Mar05 - Aug09	Mar05 - Dec08
Principal # Months	157	120	94	83	77	71	64	54	46
6M1	Run to 10% Call								
WAL**	8.70	6.53	5.20	4.69	4.44	4.23	4.00	3.80	3.71
Principal Window	Apr09 - Mar18	Mar08 - Feb15	Mar08 - Dec12	Apr08 - Jan12	Apr08 - Jul11	Apr08 - Jan11	Apr08 - Jun10	May08 - Aug09	Jun08 - Dec08
Principal # Months	108	84	58	46	40	34	27	16	7
6M2	Run to 10% Call								
WAL**	8.67	6.50	5.16	4.63	4.36	4.13	3.86	3.56	3.39
Principal Window	Apr09 - Mar18	Mar08 - Feb15	Mar08 - Dec12	Mar08 - Jan12	Mar08 - Jul11	Mar08 - Jan11	Mar08 - Jun10	Apr08 - Aug09	Apr08 - Dec08
Principal # Months	108	84	58	47	41	35	28	17	9
6M3	Run to 10% Call								
WAL**	7.91	5.88	4.67	4.20	3.95	3.74	3.49	3.25	3.15
Principal Window	Apr09 - Dec16	Mar08 - Jan14	Mar08 - Feb12	Mar08 - Apr11	Mar08 - Oct10	Mar08 - May10	Mar08 - Nov09	Mar08 - Feb09	Mar08 - Jul08
Principal # Months	93	71	48	38	32	27	21	12	5
6M4	Run to 10% Call								
WAL**	5.96	4.41	3.58	3.32	3.21	3.14	3.09	3.08	3.08
Principal Window	Apr09 - Apr13	Mar08 - Mar11	Mar08 - Nov09	Mar08 - Apr09	Mar08 - Dec08	Mar08 - Sep08	Mar08 - May08	Mar08 - Mar08	Mar08 - Mar08
Principal # Months	49	37	21	14	10	7	3	1	1

***Assumes:**

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

****WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 4 and 5.**

BOND PROFILES (Cont.)

GROUP 6 CERTIFICATE PROFILES TO MATURITY*:

	15 CPR	*20 CPR*	*25 CPR*	*28 CPR*	*30 CPR*	*32 CPR*	*35 CPR*	*40 CPR*	*45 CPR*
6A11 & 6A12	Run to Maturity								
WAL**	5.19	3.92	3.08	2.71	2.49	2.30	2.05	1.70	1.41
Principal Window	Mar05 - Dec29	Mar05 - Sep25	Mar05 - Dec21	Mar05 - Feb20	Mar05 - Feb19	Mar05 - Feb18	Mar05 - Nov16	Mar05 - Feb15	Mar05 - Sep13
Principal # Months	298	247	202	180	168	156	141	120	103
6A2	Run to Maturity								
WAL**	5.17	3.91	3.08	2.71	2.49	2.30	2.05	1.70	1.41
Principal Window	Mar05 - Dec29	Mar05 - Oct25	Mar05 - Jan22	Mar05 - Apr20	Mar05 - Mar19	Mar05 - Apr18	Mar05 - Dec16	Mar05 - Mar15	Mar05 - Oct13
Principal # Months	298	248	203	182	169	158	142	121	104
6A3	Run to Maturity								
WAL**	5.37	4.03	3.16	2.77	2.55	2.35	2.09	1.73	1.43
Principal Window	Mar05 - May30	Mar05 - Feb26	Mar05 - Apr22	Mar05 - Jun20	Mar05 - May19	Mar05 - Jun18	Mar05 - Feb17	Mar05 - May15	Mar05 - Dec13
Principal # Months	303	252	206	184	171	160	144	123	106
6M1	Run to Maturity								
WAL**	9.30	7.02	5.61	5.05	4.77	4.54	4.28	4.04	4.00
Principal Window	Apr09 - Nov24	Mar08 - Aug20	Mar08 - Aug17	Apr08 - Mar16	Apr08 - May15	Apr08 - Aug14	Apr08 - Sep13	May08 - May12	Jun08 - May11
Principal # Months	188	150	114	96	86	77	66	49	36
6M2	Run to Maturity								
WAL**	8.80	6.60	5.25	4.70	4.43	4.20	3.92	3.61	3.44
Principal Window	Apr09 - Mar20	Mar08 - Sep16	Mar08 - Apr14	Mar08 - Mar13	Mar08 - Aug12	Mar08 - Jan12	Mar08 - May11	Apr08 - May10	Apr08 - Aug09
Principal # Months	132	103	74	61	54	47	39	26	17
6M3	Run to Maturity								
WAL**	7.91	5.88	4.67	4.20	3.95	3.74	3.49	3.25	3.15
Principal Window	Apr09 - Dec16	Mar08 - Jan14	Mar08 - Feb12	Mar08 - Apr11	Mar08 - Oct10	Mar08 - May10	Mar08 - Nov09	Mar08 - Feb09	Mar08 - Jul08
Principal # Months	93	71	48	38	32	27	21	12	5
6M4	Run to Maturity								
WAL**	5.96	4.41	3.58	3.32	3.21	3.14	3.09	3.08	3.08
Principal Window	Apr09 - Apr13	Mar08 - Mar11	Mar08 - Nov09	Mar08 - Apr09	Mar08 - Dec08	Mar08 - Sep08	Mar08 - May08	Mar08 - Mar08	Mar08 - Mar08
Principal # Months	49	37	21	14	10	7	3	1	1

***Assumes:**

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

****WAL's calculated from the settlement date assuming a 30/360 basis and excluding cross-collateralization from loan groups 4 and 5.**

VIII.  Net Funds Cap

Group 6 – Flat LIBOR*

Note: All Group 6 LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360	Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360
1	25-Mar-05	29	5.202	5.381	37	25-Mar-08	29	5.707	5.904
2	25-Apr-05	31	5.206	5.038	38	25-Apr-08	31	5.707	5.523
3	25-May-05	30	5.220	5.220	39	25-May-08	30	5.707	5.707
4	25-Jun-05	31	5.408	5.234	40	25-Jun-08	31	5.707	5.522
5	25-Jul-05	30	5.670	5.670	41	25-Jul-08	30	5.706	5.706
6	25-Aug-05	31	5.672	5.489	42	25-Aug-08	31	5.706	5.522
7	25-Sep-05	31	5.677	5.494	43	25-Sep-08	31	5.706	5.522
8	25-Oct-05	30	5.679	5.679	44	25-Oct-08	30	5.706	5.706
9	25-Nov-05	31	5.686	5.502	45	25-Nov-08	31	5.706	5.522
10	25-Dec-05	30	5.688	5.688	46	25-Dec-08	30	5.705	5.705
11	25-Jan-06	31	5.699	5.515	47	25-Jan-09	31	5.705	5.521
12	25-Feb-06	31	5.699	5.515	48	25-Feb-09	31	5.705	5.521
13	25-Mar-06	28	5.699	6.106	49	25-Mar-09	28	5.705	6.112
14	25-Apr-06	31	5.699	5.515	50	25-Apr-09	31	5.705	5.521
15	25-May-06	30	5.698	5.698	51	25-May-09	30	5.704	5.704
16	25-Jun-06	31	5.698	5.514	52	25-Jun-09	31	5.704	5.520
17	25-Jul-06	30	5.698	5.698	53	25-Jul-09	30	5.704	5.704
18	25-Aug-06	31	5.698	5.514	54	25-Aug-09	31	5.704	5.520
19	25-Sep-06	31	5.698	5.514	55	25-Sep-09	31	5.703	5.519
20	25-Oct-06	30	5.699	5.699	56	25-Oct-09	30	5.703	5.703
21	25-Nov-06	31	5.700	5.516	57	25-Nov-09	31	5.697	5.514
22	25-Dec-06	30	5.703	5.703	58	25-Dec-09	30	5.686	5.686
23	25-Jan-07	31	5.745	5.560	59	25-Jan-10	31	5.663	5.480
24	25-Feb-07	31	5.744	5.559	60	25-Feb-10	31	5.663	5.480
25	25-Mar-07	28	5.738	6.148	61	25-Mar-10	28	5.663	6.067
26	25-Apr-07	31	5.738	5.553	62	25-Apr-10	31	5.663	5.480
27	25-May-07	30	5.738	5.738	63	25-May-10	30	5.663	5.663
28	25-Jun-07	31	5.716	5.531	64	25-Jun-10	31	5.662	5.480
29	25-Jul-07	30	5.715	5.715	65	25-Jul-10	30	5.662	5.662
30	25-Aug-07	31	5.715	5.531	66	25-Aug-10	31	5.662	5.479
31	25-Sep-07	31	5.715	5.531	67	25-Sep-10	31	5.662	5.479
32	25-Oct-07	30	5.716	5.716	68	25-Oct-10	30	5.662	5.662
33	25-Nov-07	31	5.713	5.529	69	25-Nov-10	31	5.662	5.479
34	25-Dec-07	30	5.713	5.713	70	25-Dec-10	30	5.661	5.661
35	25-Jan-08	31	5.711	5.527	71	25-Jan-11	31	5.661	5.479
36	25-Feb-08	31	5.707	5.523	72	25-Feb-11	31	5.661	5.478

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

Net Funds Cap (Cont.)

Group 6A – Flat LIBOR*

Note: All Group 6A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360	Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360
1	25-Mar-05	29	5.846	6.047	37	25-Mar-08	29	6.059	6.268
2	25-Apr-05	31	5.848	5.659	38	25-Apr-08	31	6.059	5.863
3	25-May-05	30	5.892	5.892	39	25-May-08	30	6.059	6.059
4	25-Jun-05	31	5.946	5.754	40	25-Jun-08	31	6.059	5.863
5	25-Jul-05	30	5.988	5.988	41	25-Jul-08	30	6.058	6.058
6	25-Aug-05	31	5.988	5.795	42	25-Aug-08	31	6.058	5.863
7	25-Sep-05	31	5.988	5.795	43	25-Sep-08	31	6.058	5.863
8	25-Oct-05	30	5.996	5.996	44	25-Oct-08	30	6.058	6.058
9	25-Nov-05	31	5.996	5.803	45	25-Nov-08	31	6.058	5.863
10	25-Dec-05	30	6.004	6.004	46	25-Dec-08	30	6.058	6.058
11	25-Jan-06	31	6.008	5.815	47	25-Jan-09	31	6.058	5.863
12	25-Feb-06	31	6.009	5.815	48	25-Feb-09	31	6.058	5.863
13	25-Mar-06	28	6.009	6.438	49	25-Mar-09	28	6.058	6.491
14	25-Apr-06	31	6.009	5.815	50	25-Apr-09	31	6.058	5.863
15	25-May-06	30	6.009	6.009	51	25-May-09	30	6.058	6.058
16	25-Jun-06	31	6.008	5.815	52	25-Jun-09	31	6.058	5.862
17	25-Jul-06	30	6.008	6.008	53	25-Jul-09	30	6.058	6.058
18	25-Aug-06	31	6.008	5.814	54	25-Aug-09	31	6.058	5.862
19	25-Sep-06	31	6.008	5.814	55	25-Sep-09	31	6.058	5.862
20	25-Oct-06	30	6.014	6.014	56	25-Oct-09	30	6.058	6.058
21	25-Nov-06	31	6.022	5.828	57	25-Nov-09	31	6.051	5.856
22	25-Dec-06	30	6.022	6.022	58	25-Dec-09	30	6.000	6.000
23	25-Jan-07	31	6.116	5.919	59	25-Jan-10	31	5.982	5.789
24	25-Feb-07	31	6.116	5.919	60	25-Feb-10	31	5.983	5.790
25	25-Mar-07	28	6.092	6.527	61	25-Mar-10	28	5.983	6.410
26	25-Apr-07	31	6.092	5.896	62	25-Apr-10	31	5.983	5.790
27	25-May-07	30	6.092	6.092	63	25-May-10	30	5.983	5.983
28	25-Jun-07	31	6.092	5.895	64	25-Jun-10	31	5.983	5.790
29	25-Jul-07	30	6.092	6.092	65	25-Jul-10	30	5.982	5.982
30	25-Aug-07	31	6.092	5.896	66	25-Aug-10	31	5.982	5.789
31	25-Sep-07	31	6.092	5.895	67	25-Sep-10	31	5.982	5.789
32	25-Oct-07	30	6.092	6.092	68	25-Oct-10	30	5.982	5.982
33	25-Nov-07	31	6.080	5.884	69	25-Nov-10	31	5.982	5.789
34	25-Dec-07	30	6.079	6.079	70	25-Dec-10	30	5.982	5.982
35	25-Jan-08	31	6.062	5.866	71	25-Jan-11	31	5.982	5.789
36	25-Feb-08	31	6.059	5.863	72	25-Feb-11	31	5.982	5.789

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

Net Funds Cap (Cont.)

Group 6B – Flat LIBOR*

Note: All Group 6B LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360	Period	Distribution Date	Day Count	AFC 30/360	AFC** Act0/360
1	25-Mar-05	29	5.734	5.932	37	25-Mar-08	29	6.026	6.234
2	25-Apr-05	31	5.734	5.549	38	25-Apr-08	31	6.026	5.831
3	25-May-05	30	5.734	5.734	39	25-May-08	30	6.026	6.026
4	25-Jun-05	31	5.803	5.615	40	25-Jun-08	31	6.026	5.831
5	25-Jul-05	30	5.989	5.989	41	25-Jul-08	30	6.026	6.026
6	25-Aug-05	31	5.991	5.798	42	25-Aug-08	31	6.025	5.831
7	25-Sep-05	31	5.991	5.798	43	25-Sep-08	31	6.025	5.831
8	25-Oct-05	30	5.991	5.991	44	25-Oct-08	30	6.025	6.025
9	25-Nov-05	31	6.004	5.811	45	25-Nov-08	31	6.025	5.831
10	25-Dec-05	30	6.005	6.005	46	25-Dec-08	30	6.025	6.025
11	25-Jan-06	31	6.025	5.831	47	25-Jan-09	31	6.025	5.831
12	25-Feb-06	31	6.025	5.831	48	25-Feb-09	31	6.025	5.831
13	25-Mar-06	28	6.025	6.455	49	25-Mar-09	28	6.025	6.455
14	25-Apr-06	31	6.025	5.830	50	25-Apr-09	31	6.025	5.831
15	25-May-06	30	6.025	6.025	51	25-May-09	30	6.025	6.025
16	25-Jun-06	31	6.025	5.830	52	25-Jun-09	31	6.025	5.830
17	25-Jul-06	30	6.024	6.024	53	25-Jul-09	30	6.025	6.025
18	25-Aug-06	31	6.024	5.830	54	25-Aug-09	31	6.025	5.830
19	25-Sep-06	31	6.024	5.830	55	25-Sep-09	31	6.025	5.830
20	25-Oct-06	30	6.024	6.024	56	25-Oct-09	30	6.024	6.024
21	25-Nov-06	31	6.024	5.830	57	25-Nov-09	31	6.016	5.822
22	25-Dec-06	30	6.028	6.028	58	25-Dec-09	30	6.015	6.015
23	25-Jan-07	31	6.072	5.876	59	25-Jan-10	31	5.979	5.786
24	25-Feb-07	31	6.069	5.873	60	25-Feb-10	31	5.979	5.786
25	25-Mar-07	28	6.069	6.502	61	25-Mar-10	28	5.979	6.406
26	25-Apr-07	31	6.069	5.873	62	25-Apr-10	31	5.979	5.786
27	25-May-07	30	6.069	6.069	63	25-May-10	30	5.979	5.979
28	25-Jun-07	31	6.025	5.831	64	25-Jun-10	31	5.979	5.786
29	25-Jul-07	30	6.025	6.025	65	25-Jul-10	30	5.978	5.978
30	25-Aug-07	31	6.025	5.831	66	25-Aug-10	31	5.978	5.786
31	25-Sep-07	31	6.025	5.831	67	25-Sep-10	31	5.978	5.785
32	25-Oct-07	30	6.028	6.028	68	25-Oct-10	30	5.978	5.978
33	25-Nov-07	31	6.027	5.833	69	25-Nov-10	31	5.978	5.785
34	25-Dec-07	30	6.027	6.027	70	25-Dec-10	30	5.978	5.978
35	25-Jan-08	31	6.031	5.836	71	25-Jan-11	31	5.978	5.785
36	25-Feb-08	31	6.026	5.831	72	25-Feb-11	31	5.978	5.785

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated.

Net Funds Cap (Cont.)

Net Funds Cap (Cont.)

Net Funds Cap (Cont.)

IX.  GROUP 6 EXCESS INTEREST

Assuming Flat Rates *

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Mar-05	2.3628	37	25-Mar-08	2.6102
2	25-Apr-05	2.2181	38	25-Apr-08	2.4773
3	25-May-05	2.3073	39	25-May-08	2.5601
4	25-Jun-05	2.2985	40	25-Jun-08	2.4817
5	25-Jul-05	2.4966	41	25-Jul-08	2.5591
6	25-Aug-05	2.4227	42	25-Aug-08	2.4833
7	25-Sep-05	2.4231	43	25-Sep-08	2.4856
8	25-Oct-05	2.4999	44	25-Oct-08	2.5644
9	25-Nov-05	2.4313	45	25-Nov-08	2.4904
10	25-Dec-05	2.5085	46	25-Dec-08	2.5692
11	25-Jan-06	2.4442	47	25-Jan-09	2.4955
12	25-Feb-06	2.4440	48	25-Feb-09	2.4977
13	25-Mar-06	2.6716	49	25-Mar-09	2.7277
14	25-Apr-06	2.4433	50	25-Apr-09	2.5024
15	25-May-06	2.5194	51	25-May-09	2.5805
16	25-Jun-06	2.4427	52	25-Jun-09	2.5073
17	25-Jul-06	2.5190	53	25-Jul-09	2.5854
18	25-Aug-06	2.4421	54	25-Aug-09	2.5126
19	25-Sep-06	2.4417	55	25-Sep-09	2.5154
20	25-Oct-06	2.5198	56	25-Oct-09	2.5934
21	25-Nov-06	2.4441	57	25-Nov-09	2.5157
22	25-Dec-06	2.5236	58	25-Dec-09	2.5821
23	25-Jan-07	2.4887	59	25-Jan-10	2.4879
24	25-Feb-07	2.4871	60	25-Feb-10	2.4916
25	25-Mar-07	2.7159	61	25-Mar-10	2.7186
26	25-Apr-07	2.4811	62	25-Apr-10	2.4988
27	25-May-07	2.5593	63	25-May-10	2.5768
28	25-Jun-07	2.4580	64	25-Jun-10	2.5065
29	25-Jul-07	2.5368	65	25-Jul-10	2.5844
30	25-Aug-07	2.4573	66	25-Aug-10	2.5146
31	25-Sep-07	2.4569	67	25-Sep-10	2.5189
32	25-Oct-07	2.5375	68	25-Oct-10	2.5968
33	25-Nov-07	2.4547	69	25-Nov-10	2.5278
34	25-Dec-07	2.5340	70	25-Dec-10	2.6050
35	25-Jan-08	2.4517	71	25-Jan-11	2.5361
36	25-Feb-08	2.4481	72	25-Feb-11	2.5405

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:	2.5900%
6 Month LIBOR:	2.9900%
1 Year LIBOR:	3.3200%
1 Year CMT:	2.9400%

GROUP 6 EXCESS INTEREST (CONT.)

Forward Curve*

Period	Distribution Date	XS-Interest (%)	Period	Distribution Date	XS-Interest (%)
1	25-Mar-05	2.2028	37	25-Mar-08	2.2569
2	25-Apr-05	2.0469	38	25-Apr-08	1.7162
3	25-May-05	2.1698	39	25-May-08	2.1114
4	25-Jun-05	2.0620	40	25-Jun-08	1.9642
5	25-Jul-05	2.1222	41	25-Jul-08	2.1196
6	25-Aug-05	2.0316	42	25-Aug-08	2.0245
7	25-Sep-05	1.9224	43	25-Sep-08	2.0504
8	25-Oct-05	1.4768	44	25-Oct-08	1.7625
9	25-Nov-05	1.8779	45	25-Nov-08	2.1078
10	25-Dec-05	1.8102	46	25-Dec-08	2.0895
11	25-Jan-06	1.8542	47	25-Jan-09	1.9023
12	25-Feb-06	1.7339	48	25-Feb-09	2.1393
13	25-Mar-06	2.0584	49	25-Mar-09	2.4304
14	25-Apr-06	1.4550	50	25-Apr-09	1.7516
15	25-May-06	1.7646	51	25-May-09	2.1490
16	25-Jun-06	1.6192	52	25-Jun-09	2.0183
17	25-Jul-06	1.7337	53	25-Jul-09	2.1754
18	25-Aug-06	1.6315	54	25-Aug-09	2.0837
19	25-Sep-06	1.6429	55	25-Sep-09	2.1157
20	25-Oct-06	1.4670	56	25-Oct-09	1.9291
21	25-Nov-06	1.5918	57	25-Nov-09	1.9756
22	25-Dec-06	1.6806	58	25-Dec-09	2.2970
23	25-Jan-07	1.8624	59	25-Jan-10	2.2020
24	25-Feb-07	1.8828	60	25-Feb-10	2.1308
25	25-Mar-07	2.2507	61	25-Mar-10	2.7311
26	25-Apr-07	1.6030	62	25-Apr-10	1.9522
27	25-May-07	1.9713	63	25-May-10	2.3567
28	25-Jun-07	1.8477	64	25-Jun-10	2.2068
29	25-Jul-07	1.9870	65	25-Jul-10	2.3852
30	25-Aug-07	1.8902	66	25-Aug-10	2.2948
31	25-Sep-07	1.9150	67	25-Sep-10	2.3287
32	25-Oct-07	1.7330	68	25-Oct-10	2.1418
33	25-Nov-07	1.8737	69	25-Nov-10	2.1881
34	25-Dec-07	1.9617	70	25-Dec-10	2.4894
35	25-Jan-08	1.9386	71	25-Jan-11	2.2760
36	25-Feb-08	1.9900	72	25-Feb-11	2.2030

*See Stressed Indices chart on page 36.

X.  BREAK EVEN CDR LOSS SCENARIOS

XI. CONTACTS

----------------------------------------------------------------------------------------------------------------------
                                                  ARMs TRADING DESK
----------------------------------------------------------------------------------------------------------------------
              Contact                        Phone                   Fax                         E-mail
Mark Tecotzky                            212-538-3831           212-743-5384             mark.tecotzky@csfb.com
Managing Director - ARM Trading

Andrew Belcher                           212-538-3831           212-743-5384            andrew.belcher@csfb.com
Associate - ARM Trading

Patrick Gallagher                        212-538-3831           212-743-2749           patrick.gallagher@csfb.com
Vice President - ARM Structuring

James Buccola                            212-538-3831           212-743-4863             james.buccola@csfb.com
Analyst
----------------------------------------------------------------------------------------------------------------------
                                                  STRUCTURED FINANCE
----------------------------------------------------------------------------------------------------------------------
              Contact                        Phone                   Fax                         E-mail
John P. Graham                           212-325-6201           212-743-4683             john.p.graham@csfb.com
Director

Peter J. Sack                            212-325-7892           212-743-5261              peter.sack@csfb.com
Director

Josef Bittman                            212-538-6611           212-743-4506             josef.bittman@csfb.com
Associate
----------------------------------------------------------------------------------------------------------------------
                                                       COLLATERAL
----------------------------------------------------------------------------------------------------------------------
              Contact                        Phone                   Fax                         E-mail
Bryan Gallagher                          212-325-0317           212-743-4877            bryan.Gallagher@csfb.com
Vice President

Michael De Palma                         212-538-5423           212-743-4876            michael.depalma@csfb.com
Collateral Analyst
------------------------------------ ---------------------- ---------------------- -----------------------------------

36

XII.  COLLATERAL SUMMARY

     NOTE:  Information  contained  herein reflects the February 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 1 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [4.915]%             Total Loan Balance                $[76,341,515.93]
Net WAC                           [4.540]%             Average Loan Balance                 $[526,493.21]
WA Gross Margin                   [2.469]%             Maximum Loan Balance               $[1,748,084.52]
WA Net Margin                     [2.094]%             California Concentration                  [65.26]%
Index:  6 Month LIBOR             [47.90]%             Northern CA Concentration                 [34.00]%
           1 Year LIBOR           [43.44]%             Southern CA Concentration                 [30.60]%
           1 Year CMT              [8.65]%             WA Original LTV                           [73.78]%
                                                       WA Credit Score                              [719]
WA Months to Reset                    [32]             Full/Alt Doc*                             [44.42]%
Interest Only Loans               [76.52]%             Reduced Doc*                              [40.49]%
WAM                                  [357]             Prepayment Penalties                      [25.59]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 2 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.332]%             Total Loan Balance               $[148,856,058.05]
Net WAC                           [4.957]%             Average Loan Balance                 $[555,433.05]
WA Gross Margin                   [2.442]%             Maximum Loan Balance               $[1,991,587.27]
WA Net Margin                     [2.067]%             California Concentration                  [61.57]%
Index:  6 Month LIBOR             [43.72]%             Northern CA Concentration                 [35.76]%
           1 Year LIBOR           [40.88]%             Southern CA Concentration                 [25.56]%
           1 Year CMT             [15.40]%             WA Original LTV                           [72.50]%
                                                       WA Credit Score                              [724]
WA Months to Reset                    [57]             Full/Alt Doc*                              [38.36]%
Interest Only Loans               [75.71]%             Reduced Doc*                              [33.74]%
WAM                                  [357]             Prepayment Penalties                      [16.33]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 3 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.363]%             Total Loan Balance                $[74,165,088.88]
Net WAC                           [4.988]%             Average Loan Balance                 $[372,688.89]
WA Gross Margin                   [2.440]%             Maximum Loan Balance               $[1,000,000.00]
WA Net Margin                     [2.065]%             California Concentration                  [51.05]%
Index:  6 Month LIBOR             [35.15]%             Northern CA Concentration                 [25.44]%
           1 Year LIBOR           [57.22]%             Southern CA Concentration                 [23.75]%
           1 Year CMT              [7.63]%             WA Original LTV                           [70.66]%
                                                       WA Credit Score                              [729]
WA Months to Reset                    [81]             Full/Alt Doc*                             [59.46]%
Interest Only Loans               [65.09]%             Reduced Doc*                              [26.90]%
WAM                                  [357]             Prepayment Penalties                      [14.53]%
-------------------------------------------------------------------------------------------------------------

                                                                              37

COLLATERAL SUMMARY (continued)

     NOTE:  Information  contained  herein reflects the February 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 4 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.018]%             Total Loan Balance               $[109,074,733.95]
Net WAC                           [4.642]%             Average Loan Balance                 $[201,244.90]
WA Gross Margin                   [2.473]%             Maximum Loan Balance                 $[435,999.98]
WA Net Margin                     [2.097]%             California Concentration                  [26.29]%
Index:  6 Month LIBOR             [73.69]%             Northern CA Concentration                 [10.27]%
           1 Year LIBOR           [25.98]%             Southern CA Concentration                 [15.55]%
           1 Year CMT              [0.33]%             WA Original LTV                           [75.34]%
                                                       WA Credit Score                              [715]
WA Months to Reset                    [30]             Full/Alt Doc*                             [48.45]%
Interest Only Loans               [76.55]%             Reduced Doc*                              [36.18]%
WAM                                  [358]             Prepayment Penalties                      [30.20]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 5 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.482]%             Total Loan Balance               $[200,806,450.27]
Net WAC                           [5.107]%             Average Loan Balance                 $[195,527.22]
WA Gross Margin                   [2.485]%             Maximum Loan Balance                 $[639,526.27]
WA Net Margin                     [2.110]%             California Concentration                  [19.25]%
Index:  6 Month LIBOR             [77.89]%             Northern CA Concentration                  [7.97]%
           1 Year LIBOR           [19.79]%             Southern CA Concentration                 [10.67]%
           1 Year CMT              [2.32]%             WA Original LTV                           [75.05]%
                                                       WA Credit Score                              [719]
WA Months to Reset                    [58]             Full/Alt Doc*                             [42.67]%
Interest Only Loans               [70.63]%             Reduced Doc*                              [36.49]%
WAM                                  [358]             Prepayment Penalties                      [26.83]%
-------------------------------------------------------------------------------------------------------------
                              Loan Groups 1, 2, 3, 4 and 5 Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.277]%             Total Loan Balance               $[609,243,847.08]
Net WAC                           [4.901]%             Average Loan Balance                 $[279,341.52]
WA Gross Margin                   [2.465]%             Maximum Loan Balance               $[1,991,587.27]
WA Net Margin                     [2.090]%             California Concentration                  [40.49]%
Index:  6 Month LIBOR             [59.83]%             Northern CA Concentration                 [20.56]%
           1 Year LIBOR           [33.57]%             Southern CA Concentration                 [19.27]%
           1 Year CMT              [6.60]%             WA Original LTV                           [73.79]%
                                                       WA Credit Score                              [721]
WA Months to Reset                    [52]             Full/Alt Doc*                             [44.92]%
Interest Only Loans               [72.99]%             Reduced Doc*                              [35.09]%
WAM                                  [357]             Prepayment Penalties                      [23.22]%
-------------------------------------------------------------------------------------------------------------

                                                                              38

COLLATERAL SUMMARY (continued)

     NOTE:  Information  contained  herein reflects the February 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                                      Loan Group 6A Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.102]%             Total Loan Balance               $[124,164,554.48]
Net WAC                           [5.846]%             Average Loan Balance                 $[206,940.92]
WA Gross Margin                   [3.246]%             Maximum Loan Balance                 $[600,372.52]
WA Net Margin                     [2.990]%             California Concentration                  [29.55]%
Index:  6 Month LIBOR             [91.71]%             Northern CA Concentration                 [12.57]%
           1 Year LIBOR            [3.39]%             Southern CA Concentration                 [16.76]%
           1 Year CMT              [4.90]%             WA Original LTV                           [77.25]%
                                                       WA Credit Score**                            [703]
WA Months to Reset                    [26]             Full/Alt Doc*                             [21.50]%
Interest Only Loans               [53.08]%             Reduced Doc*                              [55.34]%
WAM                                  [356]             Prepayment Penalties                      [48.96]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 6B Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [6.006]%             Total Loan Balance               $[291,344,029.91]
Net WAC                           [5.734]%             Average Loan Balance                 $[342,757.68]
WA Gross Margin                   [3.269]%             Maximum Loan Balance               $[1,900,000.00]
WA Net Margin                     [2.997]%             California Concentration                  [39.79]%
Index:  6 Month LIBOR             [80.52]%             Northern CA Concentration                 [18.54]%
           1 Year LIBOR            [1.70]%             Southern CA Concentration                 [20.80]%
           1 Year CMT             [17.78]%             WA Original LTV                           [74.28]%
                                                       WA Credit Score**                            [705]
WA Months to Reset                    [25]             Full/Alt Doc*                             [23.28]%
Interest Only Loans               [51.92]%             Reduced Doc*                              [56.80]%
WAM                                  [352]             Prepayment Penalties                      [49.12]%
-------------------------------------------------------------------------------------------------------------
                                      Loan Group 6C Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [3.910]%             Total Loan Balance               $[148,452,968.79]
Net WAC                           [3.619]%             Average Loan Balance                 $[334,353.53]
WA Gross Margin                   [2.105]%             Maximum Loan Balance               $[1,500,000.00]
WA Net Margin                     [1.814]%             California Concentration                  [33.28]%
Index:  6 Month LIBOR            [100.00]%             Northern CA Concentration                 [18.43]%
           1 Year LIBOR            [0.00]%             Southern CA Concentration                 [14.85]%
           1 Year CMT              [0.00]%             WA Original LTV                           [70.71]%
                                                       WA Credit Score**                            [732]
WA Months to Reset                     [4]             Full/Alt Doc*                             [47.79]%
Interest Only Loans               [92.33]%             Reduced Doc*                              [50.70]%
WAM                                  [357]             Prepayment Penalties                      [26.32]%
-------------------------------------------------------------------------------------------------------------

                                                                              39

COLLATERAL SUMMARY (continued)

     NOTE:  Information  contained  herein reflects the February 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

-------------------------------------------------------------------------------------------------------------
                               Loan Groups 6A, 6B, and 6C Collateral Details
-------------------------------------------------------------------------------------------------------------
Gross WAC                         [5.476]%             Total Loan Balance               $[563,961,553.18]
Net WAC                           [5.202]%             Average Loan Balance                 $[297,762.17]
WA Gross Margin                   [2.957]%             Maximum Loan Balance               $[1,900,000.00]
WA Net Margin                     [2.684]%             California Concentration                  [35.82]%
Index:  6 Month LIBOR             [88.11]%             Northern CA Concentration                 [17.20]%
           1 Year LIBOR            [1.62]%             Southern CA Concentration                 [18.35]%
           1 Year CMT             [10.27]%             WA Original LTV                           [74.00]%
                                                       WA Credit Score**                            [712]
WA Months to Reset                    [19]             Full/Alt Doc*                             [29.34]%
Interest Only Loans               [62.81]%             Reduced Doc*                              [54.87]%
WAM                                  [354]             Prepayment Penalties                      [43.08]%
-------------------------------------------------------------------------------------------------------------

*The mortgage loans have been originated under "full" or "alternative," "reduced documentation,"  "stated income/stated assets" or "no income/no asset" programs.
The  "alternative,"  "reduced," "stated  income/stated  asset" and "no income/no asset" programs  generally require either  alternative or less documentation and verification  than  do  full  documentation  programs  which  generally  require
standard   Fannie   Mae/Freddie   Mac  approved   forms  for   verification   of
income/employment,   assets  and  certain  payment  histories.   Generally,   an
"alternative"   documentation   program  requires   information   regarding  the
mortgagor's  income (i.e.,  W-2 forms,  tax returns and/or pay stubs) and assets
(i.e., bank statements) as does a "full doc" loan, however, alternative forms of standard verifications are used. Generally,  under both "full" and "alternative"
documentation  programs at least one year of income  documentation  is provided.
Generally,  under a "reduced documentation" program, either no verification of a mortgagor's  stated income is undertaken by the originator or no verification of
a  mortgagor's  assets  is  undertaken  by  the  originator.   Under  a  "stated
income/stated assets" program, no verification of either a mortgagor's income or a mortgagor's  assets is undertaken by the  originator  although both income and assets  are  stated  on the  loan  application  and a  "reasonableness  test" is applied.  Generally,  under a "no income/no asset" program, the mortgagor is not required to state his or her income or assets and therefore,  no verification of such  mortgagor's  income  or  assets  is  undertaken  by  the  originator.  The underwriting  for such mortgage loans may be based  primarily or entirely on the estimated  value of the mortgaged  property and the LTV ratio at  origination as well as on the payment history and credit score.

**Where Available